HARTFORD HLS FUNDS

Class IA and IB Shares

Prospectus

May 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

Equity Funds	Fixed Income Funds
Hartford Capital Appreciation HLS Fund	Hartford Money Market HLS Fund
Hartford Dividend and Growth HLS Fund	Hartford Total Return Bond HLS Fund
Hartford Global Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford International Opportunities HLS Fund
Hartford Small Company HLS Fund

Hartford HLS Funds c/o Individual Annuity Services P.O. Box 5085 Hartford, CT 06102-5085

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
Hartford Capital Appreciation HLS Fund	5
Hartford Dividend and Growth HLS Fund	9
Hartford Global Growth HLS Fund	12
Hartford Growth Opportunities HLS Fund	15
Hartford International Opportunities HLS Fund	18
Hartford Money Market HLS Fund	21
Hartford Small Company HLS Fund	25
Hartford Total Return Bond HLS Fund	29
Investment Strategies and Risks	33
The Investment Manager and Sub-Adviser(s)	38
Further Information on the Funds	39
Financial Highlights	45
Fees Paid Indirectly	49
Payments from Affiliate	50
For More Information	51

3

INTRODUCTION

The Hartford HLS Funds

The Hartford HLS Funds are a family of mutual funds (each a “fund” and together the “funds”) which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“Hartford Life”), Union Security Insurance Company (“Union Security”) formerly Fortis Benefits Insurance Company, Union Security Life Insurance Company of New York (“Union Security Life”) formerly First Fortis Life Insurance Company, and certain qualified retirement plans. Certain Hartford HLS funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Each fund is an investment portfolio of Hartford Series Fund, Inc. except for Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund (“Hartford HLS II Funds”), which are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund offers two classes of shares: Class IA shares and Class IB shares. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Prior to May 1, 2002, the Hartford HLS II Funds offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.

Each fund is a diversified fund except for the Hartford Global Health HLS Fund, which is a non-diversified fund. Information on each fund, including investment strategy, risk/reward profile and risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager of each fund is HL Investment Advisors, LLC (“HL Advisors”). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the “Retail Funds”). An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ. The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds’ investment options offered in this prospectus.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. (EACH A “COMPANY”) HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

4

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

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Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.33% (4th quarter, 1999) and the lowest quarterly return was

-25.84% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-45.59%	0.44%	5.41%
Class IB	-45.73%	0.19%	5.17%
Russell 3000 Index (reflects no deduction for fees or expenses)	-37.31%	-1.95%	-0.80%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Indices: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

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The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.67%	0.92%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 68	$ 94
Year 3	$ 214	$ 293
Year 5	$ 373	$ 509
Year 10	$ 835	$1,131

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Capital Appreciation HLS Fund paid HL Advisors effective management and administrative fees equal to 0.63% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below:

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1991. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional at The Boston Asset Company (1988 - 2005).

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Jeffrey L. Kripke, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Kripke joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Marrkand was an investment professional at Putnam Investments (1999 - 2005).

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

8

HARTFORD DIVIDEND AND GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Dividend and Growth HLS Fund seeks a high level of current income consistent with growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by Wellington Management. Under normal market and economic conditions at least 65% of the fund’s total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies within the index ranged from approximately $489 million to $406 billion. The fund’s portfolio is broadly diversified by industry and company.

Wellington Management uses fundamental analysis to evaluate a security for purchase or sale by the fund. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. As a key component of its fundamental analysis, Wellington Management evaluates a company’s ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

9

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 15.45% (2nd quarter, 2003) and the lowest quarterly return was

-18.99% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-32.43%	0.96%	2.49%
Class IB	-32.60%	0.70%	2.26%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-36.85%	-0.79%	1.36%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.64%	0.64%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.67%	0.92%

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EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 68	$ 94
Year 3	$ 214	$ 293
Year 5	$ 373	$ 509
Year 10	$ 835	$1,131

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Dividend and Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.64% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Edward P. Bousa, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Bousa joined Wellington Management as an investment professional in 2000.

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HARTFORD GLOBAL GROWTH HLS FUND

INVESTMENT GOAL. The Hartford Global Growth HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund invests primarily in a diversified portfolio of common stocks covering a broad range of countries, industries and companies. Securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and may trade in both U.S. and foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Under normal market and economic conditions, the fund invests at least 65% of its total assets in common stocks of growth companies located worldwide. The fund’s investment process emphasizes bottom-up research with a focus on companies with improving fundamentals exemplified by identifiable catalysts and strong earnings growth. Under normal market and economic conditions, the fund will diversify its investments in securities of issuers among a number of different countries throughout the world, which may include the United States. There are no limits on the amount of the fund’s assets that may be invested in each country. The fund may invest in a broad range of market capitalizations, but tends to focus on mid to large capitalization companies with market capitalizations greater than $2 billion. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

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The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 32.82% (4th quarter, 1999) and the lowest quarterly return was

-26.67% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-52.46%	-3.66%	0.54%
Class IB	-52.58%	-3.90%	0.32%
Morgan Stanley Capital International World Growth Index (reflects no deduction for fees or expenses)	-40.90%	-0.84%	-2.29%

Index: The Morgan Stanley Capital International World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East. You cannot invest directly in an index.

13

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.71%	0.71%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.75%	1.00%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 77	$ 102
Year 3	$ 240	$ 318
Year 5	$ 417	$ 552
Year 10	$ 930	$1,225

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Global Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.71% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2007 and has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management (2000 – 2005).

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 1998. Mr. Offit joined Wellington Management as an investment professional in 1997.

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HARTFORD GROWTH OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Growth Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in a diversified portfolio of common stocks covering a broad range of industries, companies and market capitalizations that Wellington Management believes have superior growth potential with a focus on mid to large capitalization stocks. The fund may invest up to 25% of its total assets in foreign issuers and non-dollar securities.

Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential. The fund may trade securities actively.

PROPOSED REORGANIZATION. At a meeting held on February 3-4, 2009, the Board of Directors of Hartford HLS Series Fund II, Inc. approved the reorganizations (the “Reorganization”) of Hartford LargeCap Growth HLS Fund (the “Acquired Fund”) with and into Hartford Growth Opportunities HLS Fund (the “Acquiring Fund”).

The Board of Directors has called for a Special Meeting of Shareholders of the Acquired Fund (the “Meeting”) to be held on or about September 15, 2009, for the purpose of seeking the approval of the Agreement and Plan of Reorganization (“Reorganization Agreement”) with respect to the Acquired Fund. If approved, the Reorganization is expected to occur on or about October 2, 2009.

If the Reorganization Agreement is approved by the shareholders of the Acquired Fund, the Reorganization Agreement contemplates: (1) the transfer of all of the assets of the Acquired Fund with and into the Acquiring Fund in exchange for shares of the Acquiring Fund having equal net asset value of the Acquired Fund; (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund would receive shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganization.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

15

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Wellington Management became the fund’s sub-adviser effective April 2001. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 44.29% (4th quarter, 1999) and the lowest quarterly return was

-25.44% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-45.66%	1.47%	3.37%
Class IB [2]	-45.80%	1.22%	3.12%
Russell 1000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.42%	-4.27%
Russell 3000 Growth Index (reflects no deduction for fees or expenses)	-38.44%	-3.33%	-4.01%

Indices: The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

16

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.61%	0.61%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.64%	0.89%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 65	$ 91
Year 3	$ 205	$ 284
Year 5	$ 357	$ 493
Year 10	$ 798	$1,096

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Growth Opportunities HLS Fund paid HL Advisors an effective management fee equal to 0.61% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5975% of the next $5 billion and 0.5950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Michael T. Carmen, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2001. Mr. Carmen joined Wellington Management as an investment professional in 1999.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

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HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford International Opportunities HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 65% of its assets in stocks issued by non-U.S. companies which trade in foreign markets that are generally considered to be well established. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. The securities in which the fund invests are denominated in both U.S. dollars and foreign currencies and generally are traded in foreign markets. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

Wellington Management conducts fundamental research on individual companies to identify securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures and indicators of value. The fund seeks to invest in companies with underappreciated assets, improving return on capital and/or stocks that it believes are mispriced by the market due to short-term issues. This proprietary research takes into account each company’s long-term history as well as Wellington Management’s analysts’ forward-looking estimates, and allows for a comparison of the intrinsic value of stocks on a global basis focusing on return on invested capital in conjunction with other valuation metrics. Portfolio construction is driven primarily by bottom-up stock selection, with region, country and sector weightings being secondary factors.

The fund may invest in opportunities across the market capitalization spectrum, but under normal circumstances invests primarily in mid and large capitalization companies, resulting in a portfolio with market capitalization characteristics similar to the Morgan Stanley Capital International All Country World Free ex US Index (“MSCI AC World Free ex US Index”). As of December 31, 2008, the range of market capitalizations of companies in the MSCI AC World Free ex US Index was between approximately $178 million and $201 billion. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

18

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 22.16% (4th quarter, 1999) and the lowest quarterly return was

-21.71% (3rd quarter, 2002).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-42.25%	4.39%	2.47%
Class IB	-42.39%	4.13%	2.23%
MSCI AC (All Country) World Free ex US Index (reflects no deduction for fees or expenses)	-45.24%	3.00%	2.27%

Index: The MSCI AC (All Country) World Free ex US Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners. You cannot invest directly in an index.

19

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.67%	0.67%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.71%	0.96%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 73	$ 98
Year 3	$ 227	$ 306
Year 5	$ 395	$ 531
Year 10	$ 883	$1,178

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford International Opportunities HLS Fund paid HL Advisors effective management and administrative fees equal to 0.67% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2006 and has been involved in portfolio management and securities analysis for the fund since 2000. Mr. Choumenkovitch joined Wellington Management as an investment professional in 1995.

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HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. This fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In certain market conditions, the fund may be more allocated to lower-yielding securities. There can be no guarantee that the fund will achieve or maintain any particular level of yield. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

$1.00 Share Price Risk - Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund’s share price could fall below $1.00, which would make your shares worth less than what you paid for them.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statement, the Board of Directors of the fund has approved the participation of the fund in the U.S. Treasury Department's Temporary Guarantee Program (the “Program”) for money market funds. Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share. The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less. As of the date of this Prospectus, the Program will terminate on September 18, 2009. Please see page 36 for more information concerning the Program.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of

21

securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 1.57% (4th quarter, 2000) and the lowest quarterly return was

0.16% (2nd quarter, 2004).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	2.15%	3.10%	3.25%
Class IB	1.89%	2.84%	3.01%
90 Day Treasury Bill Index (reflects no deduction for fees or expenses)	1.40%	2.97%	3.16%

Index: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund’s most recent current and effective yield information. HL Advisors has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or any particular level of yield. Total Return and yield would have been lower if HL Advisors had not agreed to reimburse expenses or waive fees, including, for certain periods, all or a portion of the Class IB distribution and service (12b-1) fees.

22

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees[1]	0.40%	0.40%
Distribution and service (12b-1) fees[2]	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses[2]	0.44%	0.69%

[1]	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing fees on the first $2 billion of average daily net assets by 0.05%.

[2]

Effective March 1, 2009, the Board of Directors of the fund has approved a temporary reduction of the Class IB distribution and service (12b-1) fee to zero for a period of six months. The Board’s action can be changed at any time. In addition, HL Advisors may reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 45	$ 70
Year 3	$ 141	$ 221
Year 5	$ 246	$ 384
Year 10	$ 555	$ 859

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Money Market HLS Fund paid HL Advisors effective management and administrative fees equal to 0.38% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.4000% of the first $5 billion, 0.3800% of the next $5 billion and 0.3700% in excess of $10 billion annually of the fund’s average daily net assets.*

*	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing the fees on the first $2 billion of average daily net assets by 0.05%.

SUB-ADVISER. Hartford Investment Management

23

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, CFA, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

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HARTFORD SMALL COMPANY HLS FUND

INVESTMENT GOAL. The Hartford Small Company HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of small capitalization companies. The fund defines small capitalization companies as companies with market capitalizations within the collective range of the Russell 2000 and S&P SmallCap 600 Indices. As of December 31, 2008, this range was approximately $8 million to $3 billion. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who employ distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HL Advisors has selected two different asset managers for the day-to-day portfolio management of the fund: Wellington Management and Hartford Investment Management. Each sub-adviser acts independently of the other and uses its own methodology for selecting investments.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

Through fundamental analysis Wellington Management identifies companies that it believes have substantial potential for capital appreciation. Wellington Management selects securities of companies that, in its opinion:

•	have potential for above-average earnings growth,
•	are undervalued in relation to their investment potential,
•	have positive business and/or fundamental financial characteristics that are overlooked or misunderstood by investors, or
•	are relatively obscure and undiscovered by the overall investment community.

Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-advisers’ investment strategies will influence performance significantly. If a sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger

25

companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings (“IPOs”) that materially affected the performance of the fund. The effect of IPOs on the fund’s performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund’s investments in IPOs, if any, will continue to have a similar impact on the fund’s performance.

Hartford Investment Management became the fund’s sub-adviser effective on or about June 12, 2006. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 35.93% (4th quarter, 1999) and the lowest quarterly return was

-26.17% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-40.60%	1.05%	3.46%
Class IB	-40.73%	0.81%	3.23%
Russell 2000 Growth Index (reflects no deduction for fees or expenses)	-38.54%	-2.35%	-0.76%

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Index: The Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.) You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.68%	0.68%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.71%	0.96%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 73	$ 98
Year 3	$ 227	$ 306
Year 5	$ 395	$ 531
Year 10	$ 883	$1,178

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Small Company HLS Fund paid HL Advisors effective management and administrative fees equal to 0.68% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6000% of the next $500 million, 0.5500% of the next $3.5 billion, 0.5300% of the next $5 billion and 0.5200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. Hartford Investment Management and Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Hartford Investment Management: The portion of the fund allocated to Hartford Investment Management is managed by Hugh Whelan and Kurt Cubbage.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

27

Kurt Cubbage, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Cubbage joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was with ING (1999-2005) where he served as the Senior Portfolio Manager for an opportunistic equity strategy and large cap, mid cap and small cap equity strategies.

Wellington Management: The portion of the fund allocated to Wellington Management is managed by Steven C. Angeli, Stephen Mortimer and Mario E. Abularach.

Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2000. Mr. Angeli joined Wellington Management as an investment professional in 1994.

Stephen Mortimer, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Mortimer joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Research Analyst of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

28

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below-investment-grade. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.” The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund’s portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

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Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested.

30

Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 4.22% (4th quarter, 2002) and the lowest quarterly return was

-4.71% (3rd quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-7.62%	1.67%	4.40%
Class IB	-7.85%	1.41%	4.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.24%	4.65%	5.63%

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.49%	0.74%

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EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 50	$ 76
Year 3	$ 157	$ 237
Year 5	$ 274	$ 411
Year 10	$ 616	$ 918

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Total Return Bond HLS Fund paid HL Advisors effective management and administrative fees equal to 0.46% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $4 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

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INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by the Hartford HLS Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[3]
Equity Funds
Advisers HLS Fund	√+	√+	√	√+	√	√	√	15%
Capital Appreciation HLS Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity HLS Fund	√+	--	√	√+	√	√	√	15%
Dividend and Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Equity Income HLS Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Global Advisers HLS Fund	√+	√+	√+	√+	√	√	√	15%
Global Equity HLS Fund	√+	--	√	√+	√+	√+	√	15%
Global Growth HLS Funds	√+	--	√	√+	√+	√	√	15%
Global Health HLS Fund	√+	--	√	√+	√	√+	√	15%
Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%
Index HLS Fund	√+	--	√	√[1]	√	√	√	15%
International Growth HLS Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities HLS Fund	√+	--	√	√+	√+	√	√	15%
International Small Company HLS Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap HLS Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap Value HLS Fund	√+	--	√	√+	√	√	√	15%
Small Company HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Value HLS Fund	√+	--	√	√+	√	√+	√	15%
Stock HLS Fund	√+	--	√	√+	√	√	√	15%
Value HLS Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%

Fixed Income Funds
High Yield HLS Fund	√+	√+	√	√+	√	√	√	15%
Money Market HLS Fund	--	√+	--	√+[1]	--	--	√	10%
Total Return Bond HLS Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities HLS Fund	--	√+	√+	√[2]	--	--	√	15%

√+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	Securities of foreign issuers or borrowers, but not non-dollar securities.
2	Bonds issued or guaranteed by the Canadian government or its agencies only.
3	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

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Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity
•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements

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•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,
•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Determination of Net Asset Value’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of Money Market HLS Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for a fund and, therefore could adversely affect the fund’s performance. The funds are not managed to achieve a particular tax result for shareholders.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

Participation in the U.S. Department of the Treasury Guarantee Program for Money Market Funds

The Board of Directors of Hartford Series Fund, Inc. (the “Company”) has approved the participation of the Money Market HLS Fund (the “fund”) in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”) until September 18, 2009.

Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”). The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the fund as of close of business on September 19, 2008 or (ii) the amounts held in the fund on the date the guarantee is triggered.

HL Investment Advisors, LLC has voluntarily agreed to reimburse expenses or waive fees to the extent necessary to prevent the fund’s earnings from falling below the level of expenses. Except as necessary to prevent the fund’s earnings from falling below the level of expenses, the cost to participate in the extended term of the Program will be borne by the fund without

36

regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the fund. Therefore, the cost to participate in the Program is borne by all shareholders of the fund whether or not their shares are covered by the Program. Continued participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the fund’s asset level. As of December 31, 2008, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury has extended the Program through the close of business on September 18, 2009.

Neither this Prospectus nor the fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HL Investment Advisors, LLC (“HL Advisors”) is the investment manager to each Hartford HLS Fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned, indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. HL Advisors had over $41.7 billion in assets under management as of December 31, 2008. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Hartford HLS Funds rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser not affiliated with HL Advisors with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Hartford HLS Fund Shares

Hartford HLS Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Hartford HLS Funds may also offer their shares to certain qualified retirement plans (the “Plans”).

Each Hartford HLS Fund has authorized two classes of shares: Class IA shares and Class IB shares. For each Hartford HLS Fund, the two classes of shares represent an investment in the same Hartford HLS Fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Hartford HLS Funds are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts and the Plans Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Hartford HLS Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares and Class IB shares of the Hartford HLS Funds at net asset value without sales or redemption charges.

For each day on which a Hartford HLS Fund’s net asset value is calculated, the Accounts transmit to the Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Hartford HLS Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Hartford HLS Funds have the right to pay the redemption price of shares of the Hartford HLS Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Hartford HLS Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Hartford HLS Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Hartford HLS Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Hartford HLS Fund. To the extent that such classes of investors are invested in the same Hartford HLS Fund when a conflict of interest arises that might involve the Hartford HLS Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each Hartford HLS Fund’s Board of Directors will monitor each Hartford HLS Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to the Rule 12b-1 fees paid by the Harford HLS Funds on Class IB shares, the transfer agent and its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Harford HLS Funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Harford HLS Funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Harford HLS Funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, the transfer agent accrued approximately $1,950,000 in total Servicing Payments to Servicing Intermediaries and accruals of Servicing Payments did not exceed $850,000 for any Servicing Intermediary.

As of January 1, 2009, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solutions, LLC; ADP Broker-Dealer, Inc.; BenefitStreet, Inc.; Ascensus, Inc.; Charles Schwab & Co.; CitiStreet, LLC; Diversified Investment Advisors, Inc.; Edgewood Services, Inc. and Retirement Plan Services Company of America; Fidelity Brokerage Services LLC and National Financial Services LLC; Fidelity Investments Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ICMA Retirement Corporation; ING Financial Advisers LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC and AMG Service Corp.; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corp.; Nationwide Retirement Solutions, Inc.; Newport Retirement Services, Inc.; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Principal Life Insurance Company; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; Teachers Insurance and Annuity Association of America; The 401(k) Company, Inc. (purchased by Charles Schwab & Co.); Charles Schwab Trust Company; The Northern Trust Company; The Retirement Plan Company, LLC; The Vanguard Group, Inc.; US Bank; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Class IB Shares Distribution Plan

Each Company, on behalf of its respective Hartford HLS Fund, has adopted a separate distribution plan (the “Distribution Plan”) for its Class IB shares pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges. Pursuant to the Distribution Plan, each Hartford HLS Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Hartford HLS Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Hartford HLS Fund may pay annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Hartford HLS Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Hartford HLS Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a Hartford HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of Hartford HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Hartford HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Hartford HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Hartford HLS Fund investment objectives and policies and other information about a Hartford HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Hartford HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a Hartford HLS Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Hartford HLS Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Hartford HLS Fund’s board of directors, including at least a majority of directors who are not interested persons of each Hartford HLS Fund as defined in the 1940 Act. The

40

Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Hartford HLS Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Hartford HLS Funds’ shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Hartford HLS Funds. Because the fees paid by the Hartford HLS Funds under the Distribution Plan are paid out of each Hartford HLS Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

With respect to the Money Market HLS Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding the waivers of 12b-1 fees.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each Hartford HLS Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford HLS Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market HLS Fund, the Hartford HLS Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Hartford HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Hartford HLS Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Hartford HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Hartford HLS Fund uses a fair value pricing service approved by that Hartford HLS Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Hartford HLS Funds. The value of the portfolio securities of a Hartford HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Hartford HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Hartford HLS Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Hartford HLS Fund could obtain the fair value assigned to a security if the Hartford HLS Fund were to sell the security at approximately the time at which that Hartford HLS Fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Hartford HLS Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Hartford HLS Fund’s Board of Directors. Generally, each Hartford HLS Fund may use fair valuation in regards to debt securities when a Hartford HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford HLS

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Money Market Fund’s investments and investments of other Hartford HLS Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

Each fund’s Board of Directors has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. The current policy for each Hartford HLS Fund, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. The Hartford Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date. Each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a Hartford HLS Fund by a Hartford HLS Fund’s shareholder can disrupt the management of the Hartford HLS Fund, negatively affect the Hartford HLS Fund’s performance, and increase expenses for all Hartford HLS Fund shareholders. In particular, frequent trading (i) can force a Hartford HLS Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the Hartford HLS Fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Hartford HLS Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Hartford HLS Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Hartford HLS Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are available for investment, directly or indirectly, through a variety of means, through variable contracts issued by Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”); and IRS-qualified investment plans, such as employer-sponsored retirement plans. While some individual investors participate through Qualified Plans, the majority of investors invest through variable contract separate accounts maintained by Hartford Life which in turn invest in the Hartford HLS Funds. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Hartford HLS Fund shares by Hartford HLS Fund shareholders. The Hartford HLS Funds’ policy is to discourage investors from trading in a Hartford HLS Fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund and for Hartford Life to review and respond to such reports. The Hartford HLS Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Hartford HLS Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Hartford HLS Funds may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts

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under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds has adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the “Policy”). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ sub-transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds’ sub-transfer agent, Hartford Administrative Services Company (“HASCO”) shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the Hartford HLS Funds) for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Hartford HLS Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

During calendar year 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Hartford HLS Fund shares resulting from the manner in which the NAV of the Hartford HLS Funds’ shares is determined each day. Frequent trading in Hartford HLS Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Hartford HLS Funds’ defenses against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, each Hartford HLS Fund is treated as a separate taxpayer. Each Hartford HLS Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a Hartford HLS Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains

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are distributed to the Accounts or Plans. Further, each Hartford HLS Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a Hartford HLS Fund are not subject to federal income tax on Hartford HLS Fund earnings and distributions or on gains realized upon the sale or redemption of Hartford HLS Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Hartford HLS Funds, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a Hartford HLS Fund that is an investment portfolio of Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of Hartford HLS Funds differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Hartford HLS Funds may advertise performance related information. Performance information about a Hartford HLS Fund is based on the Hartford HLS Fund’s past performance only and is no indication of future performance.

Each Hartford HLS Fund may include its total return in advertisements or other sales material. When a Hartford HLS Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Hartford HLS Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Hartford HLS Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the Money Market HLS Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Money Market HLS Fund shares and thus compounded in the course of a 52-week period.

The Hartford HLS Funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the Hartford HLS Funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the Hartford HLS Funds’ performance information and will reduce an investor’s return under the insurance products or retirement plans.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the Hartford HLS Funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each Hartford HLS Fund’s assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the Hartford HLS Funds.

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FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004 through December 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any were included, returns would be lower.

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	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2008
Class IA	$52.46	$0.46	$—	$(22.58)	$(22.12)	$(0.72)	$(4.28)	$—	$(5.00)	$(27.12)	$25.34	(45.59)%	$6,017,984	0.67%	0.67%	1.12%	131%
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.61)	(4.28)	—	(4.89)	(26.87)	25.14	(45.73)	1,295,065	0.92	0.92	0.87	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83	12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53	2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61(d)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32(d)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55	11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26	2,793,612	0.95	0.95	0.53	—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36	10,751,945	0.70	0.70	0.77	89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07	2,505,798	0.95	0.95	0.52	—
Hartford Dividend and Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	22.35	0.44	—	(7.57)	(7.13)	(0.44)	(0.41)	—	(0.85)	(7.98)	14.37	(32.43)	3,628,793	0.67	0.67	2.20	41
Class IB	22.28	0.42	—	(7.56)	(7.14)	(0.39)	(0.41)	—	(0.80)	(7.94)	14.34	(32.60)	776,959	0.92	0.92	1.95	—
For the Year Ended December 31, 2007
Class IA	22.79	0.42	—	1.44	1.86	(0.41)	(1.89)	—	(2.30)	(0.44)	22.35	8.26	5,842,788	0.67	0.67	1.70	27
Class IB	22.72	0.37	—	1.42	1.79	(0.34)	(1.89)	—	(2.23)	(0.44)	22.28	7.98	1,501,363	0.92	0.92	1.45	—
For the Year Ended December 31, 2006
Class IA	20.74	0.40	0.01	3.77	4.18	(0.41)	(1.72)	—	(2.13)	2.05	22.79	20.36(d)	5,671,552	0.67	0.67	1.77	27
Class IB	20.68	0.35	0.01	3.74	4.10	(0.34)	(1.72)	—	(2.06)	2.04	22.72	20.06(d)	1,603,952	0.92	0.92	1.52	—
For the Year Ended December 31, 2005
Class IA	20.83	0.36	—	0.87	1.23	(0.40)	(0.92)	—	(1.32)	(0.09)	20.74	5.96	4,978,773	0.67	0.67	1.70	26
Class IB	20.76	0.29	—	0.89	1.18	(0.34)	(0.92)	—	(1.26)	(0.08)	20.68	5.70	1,506,556	0.92	0.92	1.45	—
For the Year Ended December 31, 2004
Class IA	18.77	0.32	—	2.01	2.33	(0.27)	—	—	(0.27)	2.06	20.83	12.42	4,719,663	0.68	0.68	1.73	27
Class IB	18.72	0.27	—	2.00	2.27	(0.23)	—	—	(0.23)	2.04	20.76	12.14	1,393,412	0.93	0.93	1.48	—
Hartford Global Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	22.42	0.12	—	(11.56)	(11.44)	(0.12)	(0.69)	—	(0.81)	(12.25)	10.17	(52.46)	419,183	0.75	0.75	0.67	76
Class IB	22.27	0.08	—	(11.47)	(11.39)	(0.07)	(0.69)	—	(0.76)	(12.15)	10.12	(52.58)	112,226	1.00	1.00	0.42	—
For the Year Ended December 31, 2007
Class IA	20.09	0.03	—	4.84	4.87	(0.01)	(2.53)	—	(2.54)	2.33	22.42	25.05	1,028,843	0.73	0.73	0.13	75
Class IB	20.02	(0.02)	—	4.81	4.79	(0.01)	(2.53)	—	(2.54)	2.25	22.27	24.74	299,788	0.98	0.98	(0.11)	—
For the Year Ended December 31, 2006
Class IA	18.74	0.10	0.05	2.48	2.63	(0.16)	(1.12)	—	(1.28)	1.35	20.09	14.14(d)	942,258	0.76	0.76	0.48	116
Class IB	18.66	0.05	0.05	2.47	2.57	(0.09)	(1.12)	—	(1.21)	1.36	20.02	13.86(d)	280,283	1.01	1.01	0.23	—
For the Year Ended December 31, 2005
Class IA	18.41	0.14	—	0.33	0.47	(0.14)	—	—	(0.14)	0.33	18.74	2.59	935,539	0.77	0.77	0.74	262
Class IB	18.32	0.07	—	0.35	0.42	(0.08)	—	—	(0.08)	0.34	18.66	2.33	280,050	1.02	1.02	0.48	—
For the Year Ended December 31, 2004
Class IA	15.53	0.12	—	2.85	2.97	(0.09)	—	—	(0.09)	2.88	18.41	19.19	1,004,850	0.78	0.78	0.83	255
Class IB	15.47	0.10	—	2.82	2.92	(0.07)	—	—	(0.07)	2.85	18.32	18.89	273,202	1.03	1.03	0.58	—
Hartford Growth Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	32.75	0.12	—	(14.65)	(14.53)	(0.10)	(1.07)	—	(1.17)	(15.70)	17.05	(45.66)	752,898	0.64	0.64	0.45	154
Class IB	32.40	0.06	—	(14.47)	(14.41)	(0.03)	(1.07)	—	(1.10)	(15.51)	16.89	(45.80)	123,883	0.89	0.89	0.20	—
For the Year Ended December 31, 2007
Class IA	30.13	0.05	—	8.62	8.67	(0.05)	(6.00)	—	(6.05)	2.62	32.75	29.65	1,415,613	0.64	0.64	0.16	135
Class IB	29.90	(0.02)	—	8.53	8.51	(0.01)	(6.00)	—	(6.01)	2.50	32.40	29.33	277,421	0.89	0.89	(0.09)	—
For the Year Ended December 31, 2006
Class IA	30.07	0.22	0.03	3.27	3.52	(0.24)	(3.22)	—	(3.46)	0.06	30.13	12.05(d)	1,103,590	0.65	0.65	0.71	139
Class IB	29.85	0.14	0.03	3.25	3.42	(0.15)	(3.22)	—	(3.37)	0.05	29.90	11.79(d)	197,797	0.90	0.90	0.46	—
For the Year Ended December 31, 2005
Class IA	27.63	0.09	0.03	4.36	4.48	(0.06)	(1.98)	—	(2.04)	2.44	30.07	16.31(d)	1,012,774	0.64	0.64	0.33	140
Class IB	27.44	0.01	0.03	4.35	4.39	—	(1.98)	—	(1.98)	2.41	29.85	16.02(d)	179,308	0.89	0.89	0.06	—
For the Year Ended December 31, 2004
Class IA	23.57	0.05	—	4.01	4.06	—	—	—	—	4.06	27.63	17.18	848,674	0.63	0.63	0.23	137
Class IB	23.48	0.03	—	3.93	3.96	—	—	—	—	3.96	27.44	16.89	112,896	0.88	0.88	(0.03)	—

46

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford International Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	$15.62	$0.28	$—	$(6.68)	$(6.40)	$(0.28)	$(0.54)	$—	$(0.82)	$(7.22)	$8.40	(42.25)%	$1,046,234	0.71%	0.71%	2.21%	158%
Class IB	15.78	0.27	—	(6.76)	(6.49)	(0.24)	(0.54)	—	(0.78)	(7.27)	8.51	(42.39)	189,221	0.96	0.96	1.96	—
For the Year Ended December 31, 2007
Class IA	15.23	0.18	—	3.77	3.95	(0.19)	(3.37)	—	(3.56)	0.39	15.62	27.43	2,027,078	0.71	0.71	1.13	135
Class IB	15.36	0.16	—	3.78	3.94	(0.15)	(3.37)	—	(3.52)	0.42	15.78	27.11	417,144	0.96	0.96	0.89	—
For the Year Ended December 31, 2006
Class IA	13.59	0.22	—	3.05	3.27	(0.40)	(1.23)	—	(1.63)	1.64	15.23	24.46(d)	1,596,055	0.75	0.75	1.47	119
Class IB	13.52	0.18	—	3.07	3.25	(0.18)	(1.23)	—	(1.41)	1.84	15.36	24.15(d)	382,371	1.00	1.00	1.24	—
For the Year Ended December 31, 2005
Class IA	11.86	0.14	—	1.59	1.73	—	—	—	—	1.73	13.59	14.62	1,251,426	0.78	0.78	1.22	120
Class IB	11.83	0.13	—	1.56	1.69	—	—	—	—	1.69	13.52	14.33	319,626	1.03	1.03	0.97	—
For the Year Ended December 31, 2004
Class IA	10.11	0.10	—	1.73	1.83	(0.08)	—	—	(0.08)	1.75	11.86	18.08	1,054,884	0.80	0.80	1.13	142
Class IB	10.09	0.08	—	1.72	1.80	(0.06)	—	—	(0.06)	1.74	11.83	17.79	247,752	1.05	1.05	0.88	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15	4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89	774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95	2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43	319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84	1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58	264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94	1,294,525	0.48	0.48	0.93	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69	252,808	0.73	0.73	0.68	—
Hartford Small Company HLS Fund
For the Year Ended December 31, 2008
Class IA	18.62	0.02	—	(7.56)	(7.54)	(0.02)	(0.05)	—	(0.07)	(7.61)	11.01	(40.60)	793,078	0.71	0.71	0.16	194
Class IB	18.20	(0.01)	—	(7.38)	(7.39)	—	(0.05)	—	(0.05)	(7.44)	10.76	(40.73)	179,411	0.96	0.96	(0.09)	—
For the Year Ended December 31, 2007(f)
Class IA	19.07	—	0.04	2.57	2.61	(0.05)	(3.01)	—	(3.06)	(0.45)	18.62	14.23(d)	1,292,444	0.70	0.70	(0.02)	167(e)
Class IB	18.71	(0.05)	0.04	2.51	2.50	—	(3.01)	—	(3.01)	(0.51)	18.20	13.94(d)	312,775	0.95	0.95	(0.27)	—
For the Year Ended December 31, 2006
Class IA	19.66	0.05	0.02	2.75	2.82	(0.04)	(3.37)	—	(3.41)	(0.59)	19.07	14.43(d)	1,138,830	0.73	0.73	0.21	177
Class IB	19.38	—	0.02	2.70	2.72	(0.02)	(3.37)	—	(3.39)	(0.67)	18.71	14.14(d)	304,757	0.98	0.98	(0.03)	—
For the Year Ended December 31, 2005
Class IA	16.25	(0.04)	0.02	3.43	3.41	—	—	—	—	3.41	19.66	21.01(d)	1,017,271	0.75	0.75	(0.08)	106
Class IB	16.06	(0.05)	0.02	3.35	3.32	—	—	—	—	3.32	19.38	20.71(d)	220,310	1.00	1.00	(0.34)	—
For the Year Ended December 31, 2004
Class IA	14.49	(0.07)	—	1.83	1.76	—	—	—	—	1.76	16.25	12.18	904,912	0.75	0.75	(0.41)	141
Class IB	14.35	(0.09)	—	1.80	1.71	—	—	—	—	1.71	16.06	11.90	230,452	1.00	1.00	(0.66)	—

47

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2008
Class IA	$11.15	$0.62	$—	$(1.49)	$(0.87)	$(0.74)	$—	$—	$(0.74)	$(1.61)	$9.54	(7.62)%	$3,167,919	0.49%	0.49%	5.54%	173%
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)	740,580	0.74	0.74	5.27	—
For the Year Ended December 31, 2007(f)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67	3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41	1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(f)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80(d)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54(d)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45	2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19	1,068,600	0.75	0.75	3.84	—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62	2,507,021	0.50	0.50	3.72	164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36	991,065	0.75	0.75	3.47	—

___________

(a)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(b)	Ratios do not reflect reductions for fees paid indirectly. Please see page 49.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found on page 50.
(e)

During the year ended December 31, 2007, Hartford Small Company HLS Fund received a $12.6 million in-kind subscription of securities from a shareholder in exchange for shares of this Fund. This payment-in-kind was excluded from the portfolio turnover rate calculation.

(f)	Per share amounts have been calculated using average shares method.
#	Information presented relates to a share outstanding throughout the indicated period.

48

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
Capital Appreciation HLS Fund
Class IA Shares	0.66%	0.67%	0.66%	0.67%	0.67%
Class IB Shares	0.91%	0.93%	0.91%	0.92%	0.92%
Dividend and Growth HLS Fund
Class IA Shares	0.66%	0.67%	0.66%	0.66%	0.67%
Class IB Shares	0.91%	0.92%	0.91%	0.91%	0.92%
Global Growth HLS Fund
Class IA Shares	0.74%	0.73%	0.74%	0.68%	0.68%
Class IB Shares	0.99%	0.98%	0.99%	0.93%	0.93%
Growth Opportunities HLS Fund
Class IA Shares	0.63%	0.63%	0.63%	0.58%	0.57%
Class IB Shares	0.88%	0.88%	0.88%	0.84%	0.82%
International Opportunities HLS Fund
Class IA Shares	0.71%	0.70%	0.73%	0.74%	0.74%
Class IB Shares	0.96%	0.95%	0.98%	0.99%	0.99%
Money Market HLS Fund
Class IA Shares	0.42%	0.42%	0.48%	0.49%	0.48%
Class IB Shares	0.67%	0.67%	0.73%	0.74%	0.73%
Small Company HLS Fund
Class IA Shares	0.71%	0.70%	0.70%	0.71%	0.70%
Class IB Shares	0.96%	0.95%	0.95%	0.96%	0.95%
Total Return Bond HLS Fund
Class IA Shares	0.49%	0.49%	0.49%	0.50%	0.50%
Class IB Shares	0.74%	0.74%	0.74%	0.75%	0.75%

49

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended December 31, 2007	Impact from Payment from Affiliate for Incorrect IPO Allocations for the Year Ended December 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended December 31, 2007

Small Company HLS Fund IA	0.16%	0.03%	14.01%
Small Company HLS Fund IB	0.16%	0.03%	13.73%

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended December 31, 2006	Impact from Payment from (to) Affiliate for Unrestricted Transfers for the Year Ended December 31, 2006	Total Return Excluding Payments from (to) Affiliate for the Year Ended December 31, 2006

Capital Appreciation HLS Fund IA	0.09%	_	16.52%
Capital Appreciation HLS Fund IB	0.09%	_	16.23%
Dividend and Growth HLS Fund IA	0.06%	0.01%	20.29%
Dividend and Growth HLS Fund IB	0.06%	0.01%	19.99%
Global Growth HLS Fund IA	0.31%	_	13.83%
Global Growth HLS Fund IB	0.32%	_	13.54%
Growth Opportunities HLS Fund IA	0.07%	0.02%	11.96%
Growth Opportunities HLS Fund IB	0.07%	0.02%	11.70%
International Opportunities HLS Fund IA	0.02%	_	24.44%
International Opportunities HLS Fund IB	0.02%	_	24.13%
Small Company HLS Fund IA	0.14%	_	14.29%
Small Company HLS Fund IB	0.14%	_	14.00%
Total Return Bond HLS Fund IA	_	_	4.80%
Total Return Bond HLS Fund IB	_	_	4.54%

Fund	Impact from Payment for Unrestricted Transfers for the Year Ended December 31, 2005	Total Return Excluding Payments from Affiliate for the Year Ended December 31, 2005

Growth Opportunities HLS Fund IA	0.11%	16.20%
Growth Opportunities HLS Fund IB	0.11%	15.91%
Small Company HLS Fund IA	0.10%	20.91%
Small Company HLS Fund IB	0.10%	20.61%

50

FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

Hartford HLS Funds

c/o Individual Annuity Services

P.O. Box 5085

Hartford, CT 06102-5085

By Phone:

1-800-862-6668

On The Internet:

www.hartfordinvestor.com

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc. 811-08629

Hartford HLS Series Fund II, Inc. 811-04615

51

HARTFORD HLS FUNDS

Class IA and IB Shares

Prospectus

May 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

Equity Funds	Fixed Income Funds
Hartford Advisers HLS Fund	Hartford Money Market HLS Fund
Hartford Capital Appreciation HLS Fund	Hartford Total Return Bond HLS Fund
Hartford MidCap Growth HLS Fund
Hartford SmallCap Value HLS Fund
Hartford Stock HLS Fund
Hartford Value Opportunities HLS Fund

Hartford HLS Funds c/o Individual Annuity Services P.O. Box 5085 Hartford, CT 06102-5085

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
Hartford Advisers HLS Fund	5
Hartford Capital Appreciation HLS Fund	9
Hartford MidCap Growth HLS Fund	13
Hartford Money Market HLS Fund	16
Hartford SmallCap Value HLS Fund	20
Hartford Stock HLS Fund	24
Hartford Total Return Bond HLS Fund	27
Hartford Value Opportunities HLS Fund	31
Investment Strategies and Risks	34
The Investment Manager and Sub-Adviser(s)	39
Further Information on the Funds	41
Financial Highlights	47
Fees Paid Indirectly	51
Payments from Affiliate	52
For More Information	53

3

INTRODUCTION

The Hartford HLS Funds

The Hartford HLS Funds are a family of mutual funds (each a “fund” and together the “funds”) which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“Hartford Life”), Union Security Insurance Company (“Union Security”) formerly Fortis Benefits Insurance Company, Union Security Life Insurance Company of New York (“Union Security Life”) formerly First Fortis Life Insurance Company, and certain qualified retirement plans. Certain Hartford HLS funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Each fund is an investment portfolio of Hartford Series Fund, Inc. except for Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund (“Hartford HLS II Funds”), which are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund offers two classes of shares: Class IA shares and Class IB shares. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Prior to May 1, 2002, the Hartford HLS II Funds offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.

Each fund is a diversified fund except for the Hartford Global Health HLS Fund, which is a non-diversified fund. Information on each fund, including investment strategy, risk/reward profile and risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager of each fund is HL Investment Advisors, LLC (“HL Advisors”). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the “Retail Funds”). An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ. The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds’ investment options offered in this prospectus.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. (EACH A “COMPANY”) HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

4

HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

•	equities,
•	debt securities, and
•	money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are at the discretion of Wellington Management Company, LLP (“Wellington Management”) and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least “BBB” by Standard & Poor’s Corporation (“S&P”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Fitch, Inc. (“Fitch”), or if unrated, securities deemed by Wellington Management to be of comparable quality. These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Asset Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower;

5

less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

6

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 10.28% (2nd quarter, 2003) and the lowest quarterly return was

-16.54% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-31.64%	-2.13%	-0.41%
Class IB	-31.81%	-2.38%	-0.63%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%
Barclays Capital Government/Credit Bond Index (reflects no deduction for fees or expenses)	5.70%	4.64%	5.64%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Government/Credit Bond Index) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

7

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.60%	0.60%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.63%	0.88%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 64	$ 90
Year 3	$ 202	$ 281
Year 5	$ 351	$ 488
Year 10	$ 786	$1,084

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Advisers HLS Fund paid HL Advisors effective management and administrative fees equal to 0.60% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.6800% of the first $250 million, 0.6550% of the next $250 million, 0.6450% of the next $500 million, 0.5950% of the next $4 billion, 0.5925% of the next $5 billion and 0.5900% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

8

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

9

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.33% (4th quarter, 1999) and the lowest quarterly return was

-25.84% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-45.59%	0.44%	5.41%
Class IB	-45.73%	0.19%	5.17%
Russell 3000 Index (reflects no deduction for fees or expenses)	-37.31%	-1.95%	-0.80%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Indices: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

10

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.67%	0.92%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 68	$ 94
Year 3	$ 214	$ 293
Year 5	$ 373	$ 509
Year 10	$ 835	$1,131

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Capital Appreciation HLS Fund paid HL Advisors effective management and administrative fees equal to 0.63% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below:

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1991. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional at The Boston Asset Company (1988 - 2005).

11

Jeffrey L. Kripke, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Kripke joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Marrkand was an investment professional at Putnam Investments (1999 - 2005).

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

12

HARTFORD MIDCAP GROWTH HLS FUND

INVESTMENT GOAL. The Hartford MidCap Growth HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in growth style stocks. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of mid-capitalization companies. The fund defines mid-capitalization companies as companies with market capitalizations within the range of companies in the Russell Midcap Growth Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $24 million to $15 billion. The fund may invest up to 20% of its assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

13

Part of the performance of the fund is due to purchases of securities sold in Initial Public Offerings (“IPOs”) that materially affected the performance of the fund. The effect of IPOs on the fund’s performance depends on a variety of factors including the number of IPOs that the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. Although the fund may purchase IPOs, not all such purchases may materially affect performance. There is no guarantee that the fund’s investments in IPOs, if any, will continue to have a similar impact on the fund’s performance.

Hartford Investment Management became the fund’s sub-adviser effective on or about December 4, 2006. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 16.69% (4th quarter, 2001) and the lowest quarterly return was

-26.89% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-46.85%	-4.70%	0.35%
Class IB [2]	-46.97%	-4.94%	0.10%
Russell Midcap Growth Index (reflects no deduction for fees or expenses)	-44.32%	-2.33%	-0.19%

Indices: The S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market. You cannot invest directly in an index.

The Russell Midcap Growth Index is an unmanaged index measuring the performance of the mid-cap growth segment of the U.S. equity universe. You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on March 31, 2008. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

14

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.05%	0.05%
Total operating expenses	0.85%	1.10%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 87	$ 112
Year 3	$ 271	$ 350
Year 5	$ 471	$ 606
Year 10	$1,049	$1,340

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford MidCap Growth HLS Fund paid HL Advisors an effective management fee equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8000% of the first $500 million, 0.7500% of the next $500 million, 0.7000% of the next $4 billion, 0.6800% of the next $5 billion and 0.6700% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Hugh Whelan, CFA, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since April 2007. Mr. Whelan, an investment professional since 1990, joined Hartford Investment Management in 2005. Mr. Whelan was the head of Quantitative Equities at ING from 2001 until joining Hartford Investment Management.

Paul Bukowski, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since 2009. Mr. Bukowski, who has 12 years of investment management experience, joined Hartford Investment Management in 2005. Before joining Hartford Investment Management, he was a senior quantitative portfolio analyst for ING’s large-cap growth strategy (2004-2005). Prior to 2004, Mr. Bukowski was with Callard & Ogden Investment Management where he was responsible for quantitative analysis, fund research, and managed several core and growth portfolios.

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HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. This fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In certain market conditions, the fund may be more allocated to lower-yielding securities. There can be no guarantee that the fund will achieve or maintain any particular level of yield. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

$1.00 Share Price Risk - Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund’s share price could fall below $1.00, which would make your shares worth less than what you paid for them.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statement, the Board of Directors of the fund has approved the participation of the fund in the U.S. Treasury Department's Temporary Guarantee Program (the “Program”) for money market funds. Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share. The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less. As of the date of this Prospectus, the Program will terminate on September 18, 2009. Please see page 37 for more information concerning the Program.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of

16

securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 1.57% (4th quarter, 2000) and the lowest quarterly return was

0.16% (2nd quarter, 2004).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	2.15%	3.10%	3.25%
Class IB	1.89%	2.84%	3.01%
90 Day Treasury Bill Index (reflects no deduction for fees or expenses)	1.40%	2.97%	3.16%

Index: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund’s most recent current and effective yield information. HL Advisors has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or any particular level of yield. Total Return and yield would have been lower if HL Advisors had not agreed to reimburse expenses or waive fees, including, for certain periods, all or a portion of the Class IB distribution and service (12b-1) fees.

17

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees[1]	0.40%	0.40%
Distribution and service (12b-1) fees[2]	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses[2]	0.44%	0.69%

[1]	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing fees on the first $2 billion of average daily net assets by 0.05%.

[2]

Effective March 1, 2009, the Board of Directors of the fund has approved a temporary reduction of the Class IB distribution and service (12b-1) fee to zero for a period of six months. The Board’s action can be changed at any time. In addition, HL Advisors may reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 45	$ 70
Year 3	$ 141	$ 221
Year 5	$ 246	$ 384
Year 10	$ 555	$ 859

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Money Market HLS Fund paid HL Advisors effective management and administrative fees equal to 0.38% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.4000% of the first $5 billion, 0.3800% of the next $5 billion and 0.3700% in excess of $10 billion annually of the fund’s average daily net assets.*

*	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing the fees on the first $2 billion of average daily net assets by 0.05%.

SUB-ADVISER. Hartford Investment Management

18

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, CFA, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

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HARTFORD SMALLCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($3 billion as of December 31, 2008). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HL Advisors has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC’s (“KAR”) investment philosophy is that strong risk-adjusted returns can be achieved through investment in high-quality companies purchased at reasonable prices. KAR utilizes a disciplined, “bottom-up,” fundamental approach to identify companies with rising free cash flow, high reinvestment rates, and strong financial characteristics. The major guideline that drives KAR’s portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC (“MetWest Capital”) believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small-capitalization companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital’s approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.’s (“SSgA FM”) enhanced small-capitalization value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-advisers’ investment strategies will influence performance significantly. If a sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain

20

types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

KAR, MetWest Capital and SSgA FM became the fund’s sub-advisers effective March 2006. The following information includes the fund’s performance when it was managed by different investment advisers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.92% (4th quarter, 2001) and the lowest quarterly return was

-23.61% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

21

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-29.36%	-0.32%	7.44%
Class IB [2]	-29.57%	-0.51%	7.19%
Russell 2000 Value Index (reflects no deduction for fees or expenses)	-28.92%	0.27%	6.11%

Index: The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq. You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.89%	0.89%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Total operating expenses	0.95%	1.20%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 97	$ 122
Year 3	$ 303	$ 381
Year 5	$ 525	$ 660
Year 10	$1,166	$1,455

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford SmallCap Value HLS Fund paid HL Advisors an effective management fee equal to 0.89% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.9000% of the first $50 million, 0.8500% of the next $4.95 billion, 0.8475% of the next $5 billion and 0.8450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. KAR, MetWest Capital and SSgA FM

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PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC: The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf, Julie Kutasov and Craig Stone.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since March 2006. Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Julie Kutasov, CPA, Portfolio Manager of KAR, has served as co-portfolio manager of the fund since April 2008. Ms. Kutasov joined KAR in 2001 and has been involved in the research of the securities for the other small- and mid-cap strategies for the firm since that time.

Craig Stone, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since May 2009. Mr. Stone joined KAR in 2000 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

Metropolitan West Capital Management, LLC: The portion of the fund allocated to MetWest Capital is managed by an investment team led by Samir Sikka.

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc.: The portion of the fund allocated to SSgA FM is co-managed by William DeRoche and Chuck Martin.

William H. DeRoche, CFA, Principal of SSgA FM, Vice President of SSgA and the Head of the U.S. Enhanced Equity Team, has served as a co-portfolio manager of the fund since January 2009. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

23

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund’s assets in equity securities. The fund’s diversified portfolio of equity securities are evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

24

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 14.63% (2nd quarter, 2003) and the lowest quarterly return was

-24.41% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-43.13%	-4.64%	-2.99%
Class IB	-43.27%	-4.88%	-3.21%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.49%	0.74%

25

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 50	$ 76
Year 3	$ 157	$ 237
Year 5	$ 274	$ 411
Year 10	$ 616	$ 918

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Stock HLS Fund paid HL Advisors effective management and administrative fees equal to 0.46% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $4 billion, 0.4475% of the next $5 billion and 0.4450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

26

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below-investment-grade. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.” The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund’s portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

27

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested.

28

Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 4.22% (4th quarter, 2002) and the lowest quarterly return was

-4.71% (3rd quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-7.62%	1.67%	4.40%
Class IB	-7.85%	1.41%	4.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.24%	4.65%	5.63%

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.49%	0.74%

29

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 50	$ 76
Year 3	$ 157	$ 237
Year 5	$ 274	$ 411
Year 10	$ 616	$ 918

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Total Return Bond HLS Fund paid HL Advisors effective management and administrative fees equal to 0.46% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $4 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

30

HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities.

The fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund’s investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer’s earnings power, and its growth potential. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

•	attractive valuation,
•	a strong management team, and
•	strong industry position.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

31

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Wellington Management became the fund’s sub-adviser effective April 2001. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 22.05% (2nd quarter, 2003) and the lowest quarterly return was

-19.87% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-41.06%	-3.28%	1.27%
Class IB [2]	-41.21%	-3.52%	1.01%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-36.85%	-0.79%	1.36%
Russell 3000 Value Index (reflects no deduction for fees or expenses)	-36.25%	-0.72%	1.69%

Indices: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

32

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Total operating expenses	0.64%	0.89%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 65	$ 91
Year 3	$ 205	$ 284
Year 5	$ 357	$ 493
Year 10	$ 798	$1,096

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Value Opportunities HLS Fund paid HL Advisors an effective management fee equal to 0.62% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5975% of the next $5 billion and 0.5950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009 and has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

33

INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by the Hartford HLS Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[3]
Equity Funds
Advisers HLS Fund	√+	√+	√	√+	√	√	√	15%
Capital Appreciation HLS Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity HLS Fund	√+	--	√	√+	√	√	√	15%
Dividend and Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Equity Income HLS Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Global Advisers HLS Fund	√+	√+	√+	√+	√	√	√	15%
Global Equity HLS Fund	√+	--	√	√+	√+	√+	√	15%
Global Growth HLS Funds	√+	--	√	√+	√+	√	√	15%
Global Health HLS Fund	√+	--	√	√+	√	√+	√	15%
Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%
Index HLS Fund	√+	--	√	√[1]	√	√	√	15%
International Growth HLS Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities HLS Fund	√+	--	√	√+	√+	√	√	15%
International Small Company HLS Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap HLS Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap Value HLS Fund	√+	--	√	√+	√	√	√	15%
Small Company HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Value HLS Fund	√+	--	√	√+	√	√+	√	15%
Stock HLS Fund	√+	--	√	√+	√	√	√	15%
Value HLS Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%

Fixed Income Funds
High Yield HLS Fund	√+	√+	√	√+	√	√	√	15%
Money Market HLS Fund	--	√+	--	√+[1]	--	--	√	10%
Total Return Bond HLS Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities HLS Fund	--	√+	√+	√[2]	--	--	√	15%

√+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	Securities of foreign issuers or borrowers, but not non-dollar securities.
2	Bonds issued or guaranteed by the Canadian government or its agencies only.
3	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

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Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity
•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements

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•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,
•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Determination of Net Asset Value’’

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Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of Money Market HLS Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for a fund and, therefore could adversely affect the fund’s performance. The funds are not managed to achieve a particular tax result for shareholders.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

Participation in the U.S. Department of the Treasury Guarantee Program for Money Market Funds

The Board of Directors of Hartford Series Fund, Inc. (the “Company”) has approved the participation of the Money Market HLS Fund (the “fund”) in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”) until September 18, 2009.

Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”). The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the fund as of close of business on September 19, 2008 or (ii) the amounts held in the fund on the date the guarantee is triggered.

HL Investment Advisors, LLC has voluntarily agreed to reimburse expenses or waive fees to the extent necessary to prevent the fund’s earnings from falling below the level of expenses. Except as necessary to prevent the fund’s earnings from falling below the level of expenses, the cost to participate in the extended term of the Program will be borne by the fund without

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regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the fund. Therefore, the cost to participate in the Program is borne by all shareholders of the fund whether or not their shares are covered by the Program. Continued participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the fund’s asset level. As of December 31, 2008, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury has extended the Program through the close of business on September 18, 2009.

Neither this Prospectus nor the fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

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THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HL Investment Advisors, LLC (“HL Advisors”) is the investment manager to each Hartford HLS Fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned, indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. HL Advisors had over $41.7 billion in assets under management as of December 31, 2008. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Hartford HLS Funds rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser not affiliated with HL Advisors with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2008, KAR had approximately $3.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC (“MetWest Capital”) oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large-capitalization and small-capitalization value equity, international core value equity, global value equity and balanced portfolios. As of December 31, 2008, MetWest Capital had investment management authority over approximately $8 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. As a result of the recent acquisition of Wachovia Corporation (“Wachovia”) by Wells Fargo & Company (“Wells Fargo”), Wells Fargo holds a majority interest in MetWest Capital. In connection with the acquisition, the Board of Directors approved a new sub-advisory agreement with MetWest Capital. The acquisition of Wachovia by Wells Fargo is not expected to affect the day-to-day management of the SmallCap Value HLS Fund.

SSgA Funds Management, Inc. (“SSgA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2008, SSgA FM managed approximately $118 billion in assets, and SSgA managed approximately $1.44 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful

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and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

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FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Hartford HLS Fund Shares

Hartford HLS Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Hartford HLS Funds may also offer their shares to certain qualified retirement plans (the “Plans”).

Each Hartford HLS Fund has authorized two classes of shares: Class IA shares and Class IB shares. For each Hartford HLS Fund, the two classes of shares represent an investment in the same Hartford HLS Fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Hartford HLS Funds are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts and the Plans Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Hartford HLS Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares and Class IB shares of the Hartford HLS Funds at net asset value without sales or redemption charges.

For each day on which a Hartford HLS Fund’s net asset value is calculated, the Accounts transmit to the Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Hartford HLS Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Hartford HLS Funds have the right to pay the redemption price of shares of the Hartford HLS Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Hartford HLS Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Hartford HLS Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Hartford HLS Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Hartford HLS Fund. To the extent that such classes of investors are invested in the same Hartford HLS Fund when a conflict of interest arises that might involve the Hartford HLS Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each Hartford HLS Fund’s Board of Directors will monitor each Hartford HLS Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to the Rule 12b-1 fees paid by the Harford HLS Funds on Class IB shares, the transfer agent and its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Harford HLS Funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

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Servicing Payments are generally based on average net assets of the Harford HLS Funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Harford HLS Funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, the transfer agent accrued approximately $1,950,000 in total Servicing Payments to Servicing Intermediaries and accruals of Servicing Payments did not exceed $850,000 for any Servicing Intermediary.

As of January 1, 2009, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solutions, LLC; ADP Broker-Dealer, Inc.; BenefitStreet, Inc.; Ascensus, Inc.; Charles Schwab & Co.; CitiStreet, LLC; Diversified Investment Advisors, Inc.; Edgewood Services, Inc. and Retirement Plan Services Company of America; Fidelity Brokerage Services LLC and National Financial Services LLC; Fidelity Investments Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ICMA Retirement Corporation; ING Financial Advisers LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC and AMG Service Corp.; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corp.; Nationwide Retirement Solutions, Inc.; Newport Retirement Services, Inc.; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Principal Life Insurance Company; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; Teachers Insurance and Annuity Association of America; The 401(k) Company, Inc. (purchased by Charles Schwab & Co.); Charles Schwab Trust Company; The Northern Trust Company; The Retirement Plan Company, LLC; The Vanguard Group, Inc.; US Bank; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Class IB Shares Distribution Plan

Each Company, on behalf of its respective Hartford HLS Fund, has adopted a separate distribution plan (the “Distribution Plan”) for its Class IB shares pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges. Pursuant to the Distribution Plan, each Hartford HLS Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Hartford HLS Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Hartford HLS Fund may pay annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Hartford HLS Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Hartford HLS Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a Hartford HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of Hartford HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Hartford HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Hartford HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Hartford HLS Fund investment objectives and policies and other information about a Hartford HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Hartford HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a Hartford HLS Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Hartford HLS Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Hartford HLS Fund’s board of directors, including at least a majority of directors who are not interested persons of each Hartford HLS Fund as defined in the 1940 Act. The

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Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Hartford HLS Fund. The Distribution Plan will automatically terminate in the event of its assignment.

The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Hartford HLS Funds’ shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Hartford HLS Funds. Because the fees paid by the Hartford HLS Funds under the Distribution Plan are paid out of each Hartford HLS Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

With respect to the Money Market HLS Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding the waivers of 12b-1 fees.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each Hartford HLS Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford HLS Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market HLS Fund, the Hartford HLS Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Hartford HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Hartford HLS Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Hartford HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Hartford HLS Fund uses a fair value pricing service approved by that Hartford HLS Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Hartford HLS Funds. The value of the portfolio securities of a Hartford HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Hartford HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Hartford HLS Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Hartford HLS Fund could obtain the fair value assigned to a security if the Hartford HLS Fund were to sell the security at approximately the time at which that Hartford HLS Fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Hartford HLS Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Hartford HLS Fund’s Board of Directors. Generally, each Hartford HLS Fund may use fair valuation in regards to debt securities when a Hartford HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford HLS

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Money Market Fund’s investments and investments of other Hartford HLS Funds that mature in 60 days or less are valued at amortized cost, which approximates market value.

For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

Each fund’s Board of Directors has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. The current policy for each Hartford HLS Fund, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. The Hartford Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date. Each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a Hartford HLS Fund by a Hartford HLS Fund’s shareholder can disrupt the management of the Hartford HLS Fund, negatively affect the Hartford HLS Fund’s performance, and increase expenses for all Hartford HLS Fund shareholders. In particular, frequent trading (i) can force a Hartford HLS Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the Hartford HLS Fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Hartford HLS Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Hartford HLS Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Hartford HLS Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are available for investment, directly or indirectly, through a variety of means, through variable contracts issued by Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”); and IRS-qualified investment plans, such as employer-sponsored retirement plans. While some individual investors participate through Qualified Plans, the majority of investors invest through variable contract separate accounts maintained by Hartford Life which in turn invest in the Hartford HLS Funds. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Hartford HLS Fund shares by Hartford HLS Fund shareholders. The Hartford HLS Funds’ policy is to discourage investors from trading in a Hartford HLS Fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund and for Hartford Life to review and respond to such reports. The Hartford HLS Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Hartford HLS Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Hartford HLS Funds may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts

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under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities.

In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartford Life’s procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds has adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the “Policy”). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ sub-transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds’ sub-transfer agent, Hartford Administrative Services Company (“HASCO”) shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the Hartford HLS Funds) for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Hartford HLS Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

During calendar year 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Hartford HLS Fund shares resulting from the manner in which the NAV of the Hartford HLS Funds’ shares is determined each day. Frequent trading in Hartford HLS Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Hartford HLS Funds’ defenses against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, each Hartford HLS Fund is treated as a separate taxpayer. Each Hartford HLS Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a Hartford HLS Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains

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are distributed to the Accounts or Plans. Further, each Hartford HLS Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts.

Under current law, Plan participants and owners of variable contracts which have invested in a Hartford HLS Fund are not subject to federal income tax on Hartford HLS Fund earnings and distributions or on gains realized upon the sale or redemption of Hartford HLS Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Hartford HLS Funds, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a Hartford HLS Fund that is an investment portfolio of Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of Hartford HLS Funds differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Hartford HLS Funds may advertise performance related information. Performance information about a Hartford HLS Fund is based on the Hartford HLS Fund’s past performance only and is no indication of future performance.

Each Hartford HLS Fund may include its total return in advertisements or other sales material. When a Hartford HLS Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Hartford HLS Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Hartford HLS Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the Money Market HLS Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Money Market HLS Fund shares and thus compounded in the course of a 52-week period.

The Hartford HLS Funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the Hartford HLS Funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the Hartford HLS Funds’ performance information and will reduce an investor’s return under the insurance products or retirement plans.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the Hartford HLS Funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each Hartford HLS Fund’s assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the Hartford HLS Funds.

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FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004 through December 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any were included, returns would be lower.

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	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Advisers HLS Fund
For the Year Ended December 31, 2008
Class IA	$20.97	$0.50	$—	$(7.09)	$(6.59)	$(0.58)	$(0.11)	$—	$(0.69)	$(7.28)	$13.69	(31.64)%	$3,404,626	0.63%	0.63%	2.43%	76%
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)	(0.11)	—	(0.63)	(7.33)	13.85	(31.81)	548,899	0.88	0.88	2.18	—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97	6.64	6,291,220	0.63	0.63	2.13	47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37	1,080,254	0.88	0.88	1.88	—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70(d)	7,207,926	0.64	0.64	2.24	87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43(d)	1,252,293	0.89	0.89	1.99	—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24	8,157,354	0.66	0.65	1.96	89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97	1,366,216	0.91	0.90	1.72	—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74	9,699,374	0.67	0.67	2.16	36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48	1,462,319	0.92	0.92	1.91	—
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.72)	(4.28)	—	(5.00)	(27.12)	25.34	(45.59)	6,017,984	0.67	0.67	1.12	131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.61)	(4.28)	—	(4.89)	(26.87)	25.14	(45.73)	1,295,065	0.92	0.92	0.87	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83	12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53	2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61(d)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32(d)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55	11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26	2,793,612	0.95	0.95	0.53	—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36	10,751,945	0.70	0.70	0.77	89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07	2,505,798	0.95	0.95	0.52	—
Hartford MidCap Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	10.19	0.03	—	(4.76)	(4.73)	(0.03)	(0.09)	—	(0.12)	(4.85)	5.34	(46.85)	38,447	0.85	0.85	0.53	201
Class IB (g) .	9.04	0.01	—	(3.60)	(3.59)	(0.02)	(0.09)	—	(0.11)	(3.70)	5.34	(40.17)(e)	8,702	1.10(f)	1.10(f)	0.32(f)	—
For the Year Ended December 31, 2007
Class IA	10.88	0.03	0.02	1.23	1.28	(0.06)	(1.91)	—	(1.97)	(0.69)	10.19	11.65(d)	51,196	0.85	0.65	0.26	231
For the Year Ended December 31, 2006
Class IA	11.33	(0.01)	—	1.39	1.38	—	(1.83)	—	(1.83)	(0.45)	10.88	12.27	53,395	0.98	0.78	(0.08)	211
For the Year Ended December 31, 2005
Class IA	12.63	(0.04)	—	0.53	0.49	—	(1.79)	—	(1.79)	(1.30)	11.33	4.55	55,209	1.01	0.81	(0.39)	112
For the Year Ended December 31, 2004
Class IA	11.21	0.01	—	1.43	1.44	(0.02)	—	—	(0.02)	1.42	12.63	12.83	59,730	0.94	0.94	0.02	179
Hartford Money Market HLS Fund
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15	4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89	774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95	2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43	319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84	1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58	264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94	1,294,525	0.48	0.48	0.93	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69	252,808	0.73	0.73	0.68	—

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	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford SmallCap Value HLS Fund
For the Year Ended December 31, 2008
Class IA	$10.69	$0.15	$—	$(3.27)	$(3.12)	$(0.12)	$(0.08)	$—	$(0.20)	$(3.32)	$7.37	(29.36)%	$58,193	0.95%	0.95%	1.65%	54%
Class IB	10.66	0.05	—	(3.19)	(3.14)	(0.11)	(0.08)	—	(0.19)	(3.33)	7.33	(29.57)	2,898	1.20	1.20	1.90	—
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)	81,895	0.96	0.96	1.27	51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)	240	1.21	1.21	1.08	—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31	102,233	0.99	0.99	1.35	166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02	171	1.24	1.24	1.07	—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11	103,350	0.92	0.92	0.94	49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83	146	1.17	1.17	0.71	—
For the Year Ended December 31, 2004
Class IA	14.81	0.13	—	1.92	2.05	(0.10)	(0.15)	—	(0.25)	1.80	16.61	13.98	114,296	0.92	0.92	0.80	51
Class IB	14.78	0.15	—	1.91	2.06	(0.10)	(0.15)	—	(0.25)	1.81	16.59	14.06	32	1.17	1.17	0.55	—
Hartford Stock HLS Fund
For the Year Ended December 31, 2008
Class IA	47.11	0.59	—	(20.79)	(20.20)	(0.81)	(0.24)	—	(1.05)	(21.25)	25.86	(43.13)	1,810,864	0.49	0.49	1.38	89
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)	287,794	0.74	0.74	1.13	—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90	3,909,045	0.49	0.49	1.01	96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64	652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65(d)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37(d)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62	4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35	770,163	0.75	0.75	0.96	—
For the Year Ended December 31, 2004
Class IA	44.37	0.74	—	1.10	1.84	(0.49)	—	—	(0.49)	1.35	45.72	4.17	5,657,942	0.49	0.49	1.61	30
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91	718,293	0.74	0.74	1.36	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2008
Class IA	11.15	0.62	—	(1.49)	(0.87)	(0.74)	—	—	(0.74)	(1.61)	9.54	(7.62)	3,167,919	0.49	0.49	5.54	173
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)	740,580	0.74	0.74	5.27	—
For the Year Ended December 31, 2007(h)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67	3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41	1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(h)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80(d)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54(d)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45	2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19	1,068,600	0.75	0.75	3.84	—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62	2,507,021	0.50	0.50	3.72	164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36	991,065	0.75	0.75	3.47	—

49

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Value Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	$15.42	$0.20	$—	$(6.50)	$(6.30)	$(0.26)	$(0.09)	$—	$(0.35)	$(6.65)	$8.77	(41.06)%	$200,913	0.64%	0.64%	1.42%	59%
Class IB	15.35	0.18	—	(6.47)	(6.29)	(0.22)	(0.09)	—	(0.31)	(6.60)	8.75	(41.21)	46,917	0.89	0.89	1.17	—
For the Year Ended December 31, 2007
Class IA	19.74	0.25	—	(1.48)	(1.23)	(0.25)	(2.84)	—	(3.09)	(4.32)	15.42	(6.29)	456,402	0.64	0.64	1.21	57
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)	122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02(d)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73(d)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32	390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05	151,960	0.90	0.90	0.79	—
For the Year Ended December 31, 2004
Class IA	15.33	0.13	—	2.75	2.88	(0.05)	—	—	(0.05)	2.83	18.16	18.87	259,593	0.67	0.67	1.10	80
Class IB	15.27	0.11	—	2.72	2.83	(0.04)	—	—	(0.04)	2.79	18.06	18.58	81,772	0.92	0.92	0.85	—

___________

(a)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(b)	Ratios do not reflect reductions for fees paid indirectly. Please see page 51.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found on page 52.
(e)	Not annualized
(f)	Annualized
(g)	Commenced operations on March 31, 2008.
(h)	Per share amounts have been calculated using average shares method.
#	Information presented relates to a share outstanding throughout the indicated period.

50

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended December 31, 2008		Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
Advisers HLS Fund
Class IA Shares	0.63%		0.63%	0.62%	0.64%	0.66%
Class IB Shares	0.88%		0.88%	0.87%	0.89%	0.91%
Capital Appreciation HLS Fund
Class IA Shares	0.66%		0.67%	0.66%	0.67%	0.67%
Class IB Shares	0.91%		0.93%	0.91%	0.92%	0.92%
MidCap Growth HLS Fund
Class IA Shares	0.85%		0.65%	0.78%	0.81%	0.94%
Class IB Shares	1.10%	(a)
Money Market HLS Fund
Class IA Shares	0.42%		0.42%	0.48%	0.49%	0.48%
Class IB Shares	0.67%		0.67%	0.73%	0.74%	0.73%
SmallCap Value HLS Fund
Class IA Shares	0.95%		0.96%	0.97%	0.92%	0.92%
Class IB Shares	1.18%		1.21%	1.22%	1.17%	1.17%
Stock HLS Fund
Class IA Shares	0.48%		0.48%	0.47%	0.48%	0.48%
Class IB Shares	0.73%		0.73%	0.72%	0.73%	0.73%
Total Return Bond HLS Fund
Class IA Shares	0.49%		0.49%	0.49%	0.50%	0.50%
Class IB Shares	0.74%		0.74%	0.74%	0.75%	0.75%
Value Opportunities HLS Fund
Class IA Shares	0.64%		0.63%	0.64%	0.64%	0.66%
Class IB Shares	0.89%		0.88%	0.89%	0.89%	0.91%
(a) From March 31, 2008 (commencement of operations), through December 31, 2008.

51

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for Trading Reimbursements for the Year Ended December 31, 2007	Impact from Payment from Affiliate for Incorrect IPO Allocations for the Year Ended December 31, 2007	Total Return Excluding Payments from Affiliate for the Year Ended December 31, 2007

MidCap Growth HLS Fund IA	0.20%	_	11.43%
MidCap Growth HLS Fund IB	_	_	_

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended December 31, 2006	Impact from Payment from (to) Affiliate for Unrestricted Transfers for the Year Ended December 31, 2006	Total Return Excluding Payments from (to) Affiliate for the Year Ended December 31, 2006

Advisers HLS Fund IA	0.09%	_	10.61%
Advisers HLS Fund IB	0.09%	_	10.34%
Capital Appreciation HLS Fund IA	0.09%	_	16.52%
Capital Appreciation HLS Fund IB	0.09%	_	16.23%
Stock HLS Fund IA	0.11%	0.01%	14.53%
Stock HLS Fund IB	0.12%	0.01%	14.24%
Total Return Bond HLS Fund IA	_	_	4.80%
Total Return Bond HLS Fund IB	_	_	4.54%
Value Opportunities HLS Fund IA	0.01%	0.04%	18.97%
Value Opportunities HLS Fund IB	0.01%	0.05%	18.67%

52

FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

Hartford HLS Funds

c/o Individual Annuity Services

P.O. Box 5085

Hartford, CT 06102-5085

By Phone:

1-800-862-6668

On The Internet:

www.hartfordinvestor.com

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc. 811-08629

Hartford HLS Series Fund II, Inc. 811-04615

53

HARTFORD HLS FUNDS

Class IA and IB Shares

Prospectus

May 1, 2009

As with all mutual funds, the

Securities and Exchange

Commission has not approved

or disapproved these securities or

passed upon the adequacy of this

Prospectus. Any representation to

the contrary is a criminal offense.

Equity Funds	Fixed Income Funds
Hartford Advisers HLS Fund	Hartford Money Market HLS Fund
Hartford Capital Appreciation HLS Fund	Hartford Total Return Bond HLS Fund
Hartford International Growth HLS Fund
Hartford SmallCap Value HLS Fund
Hartford Stock HLS Fund
Hartford Value Opportunities HLS Fund

Hartford HLS Funds c/o Individual Annuity Services P.O. Box 5085 Hartford, CT 06102-5085

[This Page Is Intentionally Left Blank]

CONTENTS

Introduction	4
Hartford Advisers HLS Fund	5
Hartford Capital Appreciation HLS Fund	9
Hartford International Growth HLS Fund	13
Hartford Money Market HLS Fund	16
Hartford SmallCap Value HLS Fund	20
Hartford Stock HLS Fund	24
Hartford Total Return Bond HLS Fund	27
Hartford Value Opportunities HLS Fund	31
Investment Strategies and Risks	34
The Investment Manager and Sub-Adviser(s)	39
Further Information on the Funds	41
Financial Highlights	47
Fees Paid Indirectly	51
Payments from Affiliate	52
For More Information	53

INTRODUCTION

The Hartford HLS Funds

The Hartford HLS Funds are a family of mutual funds (each a “fund” and together the “funds”) which may serve as underlying investment options for certain variable annuity and variable life insurance separate accounts, including separate accounts of Hartford Life Insurance Company and its affiliates (“Hartford Life”), Union Security Insurance Company (“Union Security”) formerly Fortis Benefits Insurance Company, Union Security Life Insurance Company of New York (“Union Security Life”) formerly First Fortis Life Insurance Company, and certain qualified retirement plans. Certain Hartford HLS funds may also serve as underlying investment options for certain variable annuity and variable life insurance separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the accompanying variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the funds permitted by their plans.

Each fund is an investment portfolio of Hartford Series Fund, Inc. except for Growth Opportunities HLS Fund, LargeCap Growth HLS Fund, MidCap Growth HLS Fund, SmallCap Growth HLS Fund, SmallCap Value HLS Fund, U.S. Government Securities HLS Fund and Value Opportunities HLS Fund (“Hartford HLS II Funds”), which are investment portfolios of Hartford HLS Series Fund II, Inc.

Each fund offers two classes of shares: Class IA shares and Class IB shares. Class IB shares are subject to distribution fees under a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore have higher expenses than Class IA shares, which are not subject to Rule 12b-1 distribution fees.

Prior to May 1, 2002, the Hartford HLS II Funds offered only one class of shares which were re-designated as Class IA shares on April 30, 2002.

Each fund is a diversified fund except for the Hartford Global Health HLS Fund, which is a non-diversified fund. Information on each fund, including investment strategy, risk/reward profile and risk factors for investing in diversified versus non-diversified funds, can be found on the pages following this introduction.

The investment manager of each fund is HL Investment Advisors, LLC (“HL Advisors”). The day-to-day portfolio management of the funds is provided by one or more investment sub-advisers. Information regarding HL Advisors and the sub-advisers is included under the section entitled “The Investment Manager and Sub-Advisers” in this prospectus.

Hartford Life also sponsors a family of mutual funds known as The Hartford Mutual Funds, which are offered directly to the public (the “Retail Funds”). An affiliate of HL Advisors acts as the investment adviser to the Retail Funds, some of which have names and investment objectives and strategies similar to those of certain funds offered in this prospectus. The funds are not duplicates of the Retail Funds and their performance will differ. The Retail Funds are separate funds and should not be confused with the Hartford HLS Funds’ investment options offered in this prospectus.

HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC. (EACH A “COMPANY”) HAVE EACH RECEIVED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT PERMITS ITS INVESTMENT MANAGER, SUBJECT TO APPROVAL BY ITS BOARD OF DIRECTORS, TO CHANGE SUB-ADVISERS ENGAGED BY THE INVESTMENT MANAGER TO CONDUCT THE INVESTMENT PROGRAMS OF THE FUNDS WITHOUT SHAREHOLDER APPROVAL. FOR MORE INFORMATION, PLEASE SEE THIS PROSPECTUS UNDER “THE INVESTMENT MANAGER.”

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

HARTFORD ADVISERS HLS FUND

INVESTMENT GOAL. The Hartford Advisers HLS Fund seeks maximum long-term total return.

PRINCIPAL INVESTMENT STRATEGY. The fund allocates its assets among three categories:

•	equities,
•	debt securities, and
•	money market instruments.

The fund will normally invest in a portfolio of between 50% and 70% equities, with the balance of the assets invested in debt securities and cash instruments. The fund will not normally hold more than 10% in cash or cash equivalents. Allocation decisions within these bands are at the discretion of Wellington Management Company, LLP (“Wellington Management”) and are based on Wellington Management’s judgment of the projected investment environment for financial assets, relative fundamental values, the attractiveness of each asset category, and expected future returns of each asset category. Wellington Management does not attempt to engage in short-term market timing among asset categories. As a result, shifts in asset allocation are expected to be gradual.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks with a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The debt securities (other than money market instruments) in which the fund invests include securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and securities rated investment grade (rated at least “BBB” by Standard & Poor’s Corporation (“S&P”) or “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Fitch, Inc. (“Fitch”), or if unrated, securities deemed by Wellington Management to be of comparable quality. These debt securities include mortgage-backed securities issued by U.S. Government agencies and private entities. The fund is not restricted to any specific maturity term.

The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Asset Allocation Risk - The risk that the fund sub-adviser may allocate assets among different asset classes in a manner that results in the fund underperforming its peers. Although allocation among different asset classes generally limits a fund’s exposure to the risks of any one class, the sub-adviser may favor an asset class that performs poorly relative to another asset class.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower;

less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 10.28% (2nd quarter, 2003) and the lowest quarterly return was

-16.54% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-31.64%	-2.13%	-0.41%
Class IB	-31.81%	-2.38%	-0.63%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%
Barclays Capital Government/Credit Bond Index (reflects no deduction for fees or expenses)	5.70%	4.64%	5.64%

Indices: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

The Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Government/Credit Bond Index) is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.60%	0.60%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.63%	0.88%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 64	$ 90
Year 3	$ 202	$ 281
Year 5	$ 351	$ 488
Year 10	$ 786	$1,084

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Advisers HLS Fund paid HL Advisors effective management and administrative fees equal to 0.60% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.6800% of the first $250 million, 0.6550% of the next $250 million, 0.6450% of the next $500 million, 0.5950% of the next $4 billion, 0.5925% of the next $5 billion and 0.5900% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity portion of the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the equity portion of the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

John C. Keogh, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager for the fixed income and money market portion of the fund since 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, CFA, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the corporate portion of the fixed income component of the fund since 2006 and for clients of the firm for at least the past five years. Mr. Gootkind joined Wellington Management as an investment professional in 2000.

HARTFORD CAPITAL APPRECIATION HLS FUND

INVESTMENT GOAL. The Hartford Capital Appreciation HLS Fund seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its assets in common stocks of small, medium and large companies. The fund may invest up to 35% of its assets in equity securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund’s diversified portfolio of equity securities is evaluated using what is sometimes referred to as a “bottom up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. In analyzing a prospective investment, Wellington Management looks at a number of factors, such as business environment, management quality, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of valuation and growth potential. The fund may trade securities actively.

The fund employs a multiple portfolio manager structure and is organized into three broad strategies, each of which includes one or more specific portfolio management approaches. Each approach is focused on total return, and together the strategies represent an opportunistic, flexible and diversified fund profile. The fund is organized as follows:

Opportunistic Growth: Opportunistic Growth approaches seek growth of capital by investing primarily in a diversified portfolio of common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes have superior growth potential.

Opportunistic Value: Opportunistic Value approaches seek growth of capital by investing primarily in common stocks covering a broad range of industries, companies, and market capitalizations that Wellington Management believes are undervalued and have the potential for appreciation.

Broad/Special Opportunities: Broad/Special Opportunities approaches seek growth of capital by identifying companies that have substantial capital appreciation potential. Investments may be selected based on the expectation of dynamic earnings growth potential and/or a belief that securities are undervalued at current price levels. In aggregate managers in this sleeve will invest in companies across a range of market capitalizations, industries and countries.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.33% (4th quarter, 1999) and the lowest quarterly return was

-25.84% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-45.59%	0.44%	5.41%
Class IB	-45.73%	0.19%	5.17%
Russell 3000 Index (reflects no deduction for fees or expenses)	-37.31%	-1.95%	-0.80%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Indices: The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.63%	0.63%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.67%	0.92%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 68	$ 94
Year 3	$ 214	$ 293
Year 5	$ 373	$ 509
Year 10	$ 835	$1,131

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Capital Appreciation HLS Fund paid HL Advisors effective management and administrative fees equal to 0.63% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7750% of the first $250 million, 0.7250% of the next $250 million, 0.6750% of the next $500 million, 0.6250% of the next $4 billion, 0.6225% of the next $5 billion and 0.6200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a multiple portfolio manager structure. The portfolio managers with the most significant responsibilities are set forth below:

Saul J. Pannell, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 1991. Mr. Pannell joined Wellington Management as an investment professional in 1974.

Nicolas M. Choumenkovitch, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Choumenkovitch joined the firm as an investment professional in 1995.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Higgins was an investment professional at The Boston Asset Company (1988 - 2005).

Jeffrey L. Kripke, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Kripke joined Wellington Management as an investment professional in 2001.

Mario E. Abularach, CFA, CMT, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Abularach joined Wellington Management as an investment professional in 2001.

Paul E. Marrkand, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for the past four years. Mr. Marrkand joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Marrkand was an investment professional at Putnam Investments (1999 - 2005).

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2007 and for clients of the firm for at least the past five years. Mr. Palmer joined Wellington Management as an investment professional in 1998.

HARTFORD INTERNATIONAL GROWTH HLS FUND

INVESTMENT GOAL. The Hartford International Growth HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 65% of its assets in equity securities of foreign issuers, including non-dollar securities. The fund diversifies its investments among a number of different countries throughout the world. There are no limits on the amount of the fund’s assets that may be invested in each country. Although some consideration is given to ensuring country diversification, allocation of investments among countries is primarily the result of security selection. The fund may invest up to 25% of its total assets in securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets.

The fund invests in globally competitive growth companies within growing sectors. The universe of mid to large capitalization companies based on the Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index (“MSCI EAFE Growth Index”) is researched by the team and global industry analysts to identify companies with industry leadership and strong management, above expectation earnings growth, and clear earnings drivers. The fund may invest in a broad range of market capitalizations generally greater than $1 billion, but tends to focus on mid to large capitalization companies. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Foreign Investments - Emerging Markets Risk – The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. When compared to the securities markets of more developed countries, the securities markets of Asian, Latin American, Eastern European, African and other emerging countries are subject to the following risks: illiquidity; increased price volatility; smaller market capitalizations; less government regulation and less extensive and less frequent accounting, financial and other reporting requirements.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Growth Orientation Risk - If the sub-adviser incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.98% (2nd quarter, 2003) and the lowest quarterly return was

-27.62% (3rd quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	Since Inception (April 30, 2001)
Class IA	-56.78%	-2.53%	-0.72%
Class IB	-56.89%	-2.77%	-0.96%
MSCI EAFE Growth Index (reflects no deduction for fees or expenses)	-42.46%	1.77%	0.42%

Index: The Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (“MSCI EAFE Growth Index”) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the growth securities within the MSCI EAFE Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.80%	0.80%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses	0.84%	1.09%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 86	$ 111
Year 3	$ 268	$ 347
Year 5	$ 466	$ 601
Year 10	$1,037	$1,329

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford International Growth HLS Fund paid HL Advisors effective management and administrative fees equal to 0.80% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.8500% of the first $250 million, 0.8000% of the next $250 million, 0.7500% of the next $4.5 billion, 0.7475% of the next $5 billion and 0.7450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Andrew S. Offit, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since its inception in 2001. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2001. Mr. Berteaux joined Wellington Management as an investment professional in 2001.

Matthew D. Hudson, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2006 and for clients of the firm for the past four years. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was an investment professional with American Century Investment Management from 2000 to 2005.

HARTFORD MONEY MARKET HLS FUND

INVESTMENT GOAL. The Hartford Money Market HLS Fund seeks maximum current income consistent with liquidity and preservation of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to maintain a stable share price of $1.00. The fund focuses on specific short-term U.S. dollar denominated money market instruments which are rated in the first two investment tiers by at least one nationally recognized statistical rating organization, or if unrated, determined to be of comparable quality by Hartford Investment Management. This fund’s investments may include (1) banker’s acceptances; (2) obligations of governments (whether U.S. or non-U.S.) and their agencies and instrumentalities; (3) short-term corporate obligations, including commercial paper, notes, and bonds; (4) other short-term debt obligations; (5) obligations of U.S. banks, non-U.S. branches of U.S. banks (Eurodollars), U.S. branches and agencies of non-U.S. banks (Yankee dollars), and non-U.S. branches of non-U.S. banks; (6) asset-backed securities; and (7) repurchase agreements. The fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not acquire any security with a remaining maturity of more than 397 days.

The fund may invest up to 100% of its total assets in securities of foreign issuers.

The fund purchases securities which Hartford Investment Management believes offer attractive returns relative to the risks undertaken. In certain market conditions, the fund may be more allocated to lower-yielding securities. There can be no guarantee that the fund will achieve or maintain any particular level of yield. In addition, Hartford Investment Management adjusts the average maturity of the portfolio in anticipation of interest rate changes.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

$1.00 Share Price Risk - Although the fund seeks to preserve the value of your investment at $1.00 per share, the fund’s share price could fall below $1.00, which would make your shares worth less than what you paid for them.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Not FDIC Insured Risk - An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Notwithstanding the preceding statement, the Board of Directors of the fund has approved the participation of the fund in the U.S. Treasury Department's Temporary Guarantee Program (the “Program”) for money market funds. Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share. The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less. As of the date of this Prospectus, the Program will terminate on September 18, 2009. Please see page 37 for more information concerning the Program.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 1.57% (4th quarter, 2000) and the lowest quarterly return was

0.16% (2nd quarter, 2004).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	2.15%	3.10%	3.25%
Class IB	1.89%	2.84%	3.01%
90 Day Treasury Bill Index (reflects no deduction for fees or expenses)	1.40%	2.97%	3.16%

Index: The 90-Day Treasury Bill Index is an unmanaged index generally representative of the average yield of 90-day Treasury bills. You cannot invest directly in an index.

Please call 1-800-862-6668 for the fund’s most recent current and effective yield information. HL Advisors has agreed to reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such expense reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice. There is no guarantee that the fund will maintain a $1.00 net asset value per share or any particular level of yield. Total Return and yield would have been lower if HL Advisors had not agreed to reimburse expenses or waive fees, including, for certain periods, all or a portion of the Class IB distribution and service (12b-1) fees.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees[1]	0.40%	0.40%
Distribution and service (12b-1) fees[2]	None	0.25%
Other expenses	0.04%	0.04%
Total operating expenses[2]	0.44%	0.69%

[1]	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing fees on the first $2 billion of average daily net assets by 0.05%.

[2]

Effective March 1, 2009, the Board of Directors of the fund has approved a temporary reduction of the Class IB distribution and service (12b-1) fee to zero for a period of six months. The Board’s action can be changed at any time. In addition, HL Advisors may reimburse expenses or waive fees to the extent necessary to prevent earnings from falling below the level of expenses. Any such reimbursement or waiver would be voluntary and could be changed or terminated at any time without notice.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 45	$ 70
Year 3	$ 141	$ 221
Year 5	$ 246	$ 384
Year 10	$ 555	$ 859

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Money Market HLS Fund paid HL Advisors effective management and administrative fees equal to 0.38% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.4000% of the first $5 billion, 0.3800% of the next $5 billion and 0.3700% in excess of $10 billion annually of the fund’s average daily net assets.*

*	Effective January 1, 2009, HL Advisors combined the first and second management fee breakpoints, permanently reducing the fees on the first $2 billion of average daily net assets by 0.05%.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Robert Crusha, CFA, Vice President of Hartford Investment Management, has served as portfolio manager of the fund since May 2002. Mr. Crusha joined Hartford Investment Management in 1993 and has been an investment professional involved in trading and portfolio management since 1995.

Adam Tonkinson, CFA, Assistant Vice President of Hartford Investment Management, has served as portfolio manager of the fund since March 2007. Mr. Tonkinson previously served as assistant portfolio manager of the fund since March 2004. Mr. Tonkinson joined Hartford Investment Management in 2001 and has been an investment professional involved in securities analysis since that time and securities trading since 2002. Prior to joining Hartford Investment Management, Mr. Tonkinson attended Yale School of Management from 1999 to 2001 and was a Project Engineer at Massachusetts Water Resources Authority from 1998 to 1999.

HARTFORD SMALLCAP VALUE HLS FUND

INVESTMENT GOAL. The Hartford SmallCap Value HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks to achieve its goal by investing primarily in value style stocks of small capitalization companies. Under normal circumstances, the fund pursues its objective by investing at least 80% of its assets in common stocks of small companies, focusing on those companies whose stock prices are believed to be undervalued. Small companies are those whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($3 billion as of December 31, 2008). This average is updated monthly. In certain unusual circumstances, the fund may be unable to remain invested at this level in securities of companies with the stated market capitalization. The fund’s securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers who adhere to distinct investment styles intended to complement one another. The investment manager to the fund is HL Advisors. As the investment manager, HL Advisors is responsible for the management of the fund and supervision of the fund’s investment sub-advisers. HL Advisors has selected three different asset managers for the day-to-day portfolio management of the fund: Kayne Anderson Rudnick Investment Management, LLC, Metropolitan West Capital Management, LLC and SSgA Funds Management, Inc. Each sub-adviser acts independently of the others and uses its own methodology for selecting investments. The fund may trade securities actively.

Kayne Anderson Rudnick Investment Management, LLC’s (“KAR”) investment philosophy is that strong risk-adjusted returns can be achieved through investment in high-quality companies purchased at reasonable prices. KAR utilizes a disciplined, “bottom-up,” fundamental approach to identify companies with rising free cash flow, high reinvestment rates, and strong financial characteristics. The major guideline that drives KAR’s portfolio construction process is quality. KAR defines quality as a company that has market dominance with sustainable competitive advantages, a strong management team that has a strategic vision and a strong shareholder orientation, financial strength, and consistent growth.

Metropolitan West Capital Management, LLC (“MetWest Capital”) believes a team of highly experienced investors who (1) research high-quality businesses from an objective perspective, (2) invest in small-capitalization companies selling below fair value and (3) identify clear catalysts to help realize full value within a defined time frame will produce superior long-term returns with lower-than-market risk. MetWest Capital’s approach is driven by fundamental research and utilizes a long-term focus that takes advantage of opportunities presented by short-term anomalies in high-quality businesses. MetWest Capital concentrates on selecting unique individual investments utilizing a low-risk, value-oriented methodology. MetWest Capital requires the existence of one or more factors, or catalysts, that it considers an impetus for change at the companies in which they invest. In other words, MetWest Capital determines why an undervalued security is accorded a discount by other investors and what will change to eliminate that discount over their investment horizon (typically two to three years).

SSgA Funds Management, Inc.’s (“SSgA FM”) enhanced small-capitalization value strategy is designed to draw on elements of passive and active investing to create a portfolio with similar characteristics to the Russell 2000 Value Index, but that also has the potential to provide excess returns. SSgA FM adheres to a quantitatively driven investment process through the usage of a multi factor model that assigns a ranking to each stock based on growth, valuation, and sentiment characteristics. The research process seeks to pinpoint stocks that are undervalued by the market, but possess superior earnings growth potential. The sentiment component helps determine whether or not it is a good time to purchase or hold a security based on the conviction of the marketplace. Risk controls seek to ensure that the strategy does not have a style or size bias relative to the Russell 2000 Value Index.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-advisers’ investment strategies will influence performance significantly. If a sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Multiple Sub-Advisers Risk - The investment styles employed by the fund’s sub-advisers may not be complementary. The interplay of the various strategies employed by the fund’s multiple sub-advisers may result in the fund focusing on certain types of securities. This focus may be beneficial or detrimental to the fund’s performance depending upon the performance of those securities and the overall economic environment. The multiple sub-adviser approach could result in a high level of portfolio turnover, resulting in higher fund brokerage expenses and increased tax liability from the fund’s realization of capital gains.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

KAR, MetWest Capital and SSgA FM became the fund’s sub-advisers effective March 2006. The following information includes the fund’s performance when it was managed by different investment advisers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 24.92% (4th quarter, 2001) and the lowest quarterly return was

-23.61% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-29.36%	-0.32%	7.44%
Class IB [2]	-29.57%	-0.51%	7.19%
Russell 2000 Value Index (reflects no deduction for fees or expenses)	-28.92%	0.27%	6.11%

Index: The Russell 2000 Value Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S. domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange. American Stock Exchange and Nasdaq. You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on July 1, 2003. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.89%	0.89%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.06%	0.06%
Total operating expenses	0.95%	1.20%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 97	$ 122
Year 3	$ 303	$ 381
Year 5	$ 525	$ 660
Year 10	$1,166	$1,455

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford SmallCap Value HLS Fund paid HL Advisors an effective management fee equal to 0.89% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.9000% of the first $50 million, 0.8500% of the next $4.95 billion, 0.8475% of the next $5 billion and 0.8450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISERS. KAR, MetWest Capital and SSgA FM

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

The fund employs a “multi-manager” approach whereby portions of the fund’s cash flows are allocated among different money managers.

Kayne Anderson Rudnick Investment Management, LLC: The portion of the fund allocated to KAR is co-managed by Robert A. Schwarzkopf, Julie Kutasov and Craig Stone.

Robert A. Schwarzkopf, Chief Investment Officer and Portfolio Manager of KAR, has served as a co-portfolio manager of the fund since March 2006. Mr. Schwarzkopf joined KAR in 1991 and has been involved in the management of other small- and mid-cap strategies for the firm since that time.

Julie Kutasov, CPA, Portfolio Manager of KAR, has served as co-portfolio manager of the fund since April 2008. Ms. Kutasov joined KAR in 2001 and has been involved in the research of the securities for the other small- and mid-cap strategies for the firm since that time.

Craig Stone, Portfolio Manager and Senior Research Analyst of KAR, has served as a co-portfolio manager of the fund since May 2009. Mr. Stone joined KAR in 2000 and has been involved in the research of other small- and mid-cap strategies for the firm since that time.

Metropolitan West Capital Management, LLC: The portion of the fund allocated to MetWest Capital is managed by an investment team led by Samir Sikka.

Samir Sikka has served as lead strategist for the fund since February 2007 and as a research analyst for the fund since July 2006. Mr. Sikka has been an investment professional involved in portfolio management and research analysis since 1997.

SSgA Funds Management, Inc.: The portion of the fund allocated to SSgA FM is co-managed by William DeRoche and Chuck Martin.

William H. DeRoche, CFA, Principal of SSgA FM, Vice President of SSgA and the Head of the U.S. Enhanced Equity Team, has served as a co-portfolio manager of the fund since January 2009. Prior to joining SSgA in 2003, Mr. DeRoche was a quantitative analyst at Putnam Investments. Mr. DeRoche has been working in the investment management field since 1995.

Chuck Martin, Principal of SSgA FM and a portfolio manager in the Global Enhanced Equity group, has served as a co-portfolio manager of the fund since its inception (2006). Prior to joining SSgA in 2001, Mr. Martin was an Equity Analyst at SunTrust Equitable Securities (1999-2001). Mr. Martin has been working in the investment industry since 1993.

HARTFORD STOCK HLS FUND

INVESTMENT GOAL. The Hartford Stock HLS Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY. The fund normally invests at least 80% of the fund’s assets in equity securities. The fund’s diversified portfolio of equity securities are evaluated using what is sometimes referred to as a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

In general, the fund seeks to invest in companies that, in Wellington Management’s opinion, demonstrate some or all of the following characteristics: a leadership position within an industry, a strong balance sheet, an acceleration in growth rates, a high return on equity, a strong management team, and a globally competitive position. The fund may also invest in companies that Wellington Management believes have been excessively devalued by the market, provided there is a catalyst that could lead to an improvement in stock price. The fund may invest in stocks within a broad range of market capitalizations, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. As of December 31, 2008, the market capitalization of companies included in this index ranged from approximately $489 million to $406 billion.

The fund may invest up to 20% of its total assets in the securities of foreign issuers and non-dollar securities.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 14.63% (2nd quarter, 2003) and the lowest quarterly return was

-24.41% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-43.13%	-4.64%	-2.99%
Class IB	-43.27%	-4.88%	-3.21%
S&P 500 Index (reflects no deduction for fees or expenses)	-36.99%	-2.19%	-1.38%

Index: The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.49%	0.74%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 50	$ 76
Year 3	$ 157	$ 237
Year 5	$ 274	$ 411
Year 10	$ 616	$ 918

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Stock HLS Fund paid HL Advisors effective management and administrative fees equal to 0.46% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $4 billion, 0.4475% of the next $5 billion and 0.4450% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

Steven T. Irons, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2005 and for clients of the firm for at least the past five years. Mr. Irons joined Wellington Management as an investment professional in 1993.

Peter I. Higgins, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since 2005 and for clients of the firm for the past four years. Mr. Higgins joined Wellington Management as an investment professional in 2005. Prior to joining the firm, Mr. Higgins was an investment professional with The Boston Company Asset Management (1988 – 2005).

HARTFORD TOTAL RETURN BOND HLS FUND

INVESTMENT GOAL. The Hartford Total Return Bond HLS Fund seeks a competitive total return, with income as a secondary objective.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below-investment-grade. Any security rated “Ba” or lower by Moody’s, “BB” or lower by S&P or “BB” or lower by Fitch, or securities which, if unrated, are determined by Hartford Investment Management to be of comparable quality, are below-investment-grade. Securities rated below-investment-grade are commonly referred to as “high yield - high risk” or “junk bonds.” The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans – secured loans with a claim on collateral subordinate to a senior lender’s claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund’s portfolio. The fund may utilize derivatives to manage portfolio risk or for other investment purposes. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time (i.e., up to one year), common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities.

Hartford Investment Management uses what is sometimes referred to as a top-down analysis to determine which industries may benefit from current and future changes in the economy. Hartford Investment Management then selects individual securities from selected industries that, from a total return perspective, appear to be attractive. Hartford Investment Management assesses such factors as a company’s business environment, balance sheet, income statement, anticipated earnings and management team. The fund may trade securities actively.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Active Trading Risk - Active trading could increase the fund’s transaction costs (thus affecting performance).

Bank Loans Risk - Bank loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans may be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to investment.

Many loans are relatively illiquid and may be difficult to value. This will also have an adverse impact on the fund’s ability to dispose of particular bank loans or loan participations when necessary to meet redemption requests, to meet the fund’s liquidity needs or when necessary in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below-Investment-Grade Credit Risk - Funds that invest mainly in investments rated below-investment-grade are subject to heightened credit risk, which may make the fund more sensitive to market or economic shifts in the U.S. and abroad.

Call Risk - Under certain circumstances (especially during periods of falling interest rates), a bond issuer will "call" - or repay - its bonds before their maturity date. The fund may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk - The issuing company may not be able to pay interest and principal when due. Credit risk depends largely on the perceived health of loan and bond issuers. In general, lower-rated loan and bonds have higher credit risks, and the fund could lose money if any bonds it owns are downgraded in credit rating or go into default. Loan and debt securities’ prices can fall on bad news about the economy, an industry or a company.

Derivatives Risk - Successful use of derivative instruments by the fund, whether for managing portfolio risk or for other investment purposes, depends on the sub-adviser’s judgment with respect to a number of factors. The fund’s performance could be worse than if it had not used these instruments if the sub-adviser’s judgment proves incorrect. In addition, in the case of utilizing derivatives to manage portfolio risk, even if the sub-adviser’s judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and the financial instrument(s) or asset(s) being hedged.

Extension Risk - Rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Government Guarantee Risk - Any U.S. government or other guarantees on portfolio securities do not apply to the market value or current yield of the portfolio’s securities or to the value of the fund’s shares.

Income Risk – Falling interest rates create the potential for a decline in the fund's income.

Interest Rate Risk - The possibility that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. Generally, the longer the maturity, of a bond or fixed rate loan, the more sensitive it is to this risk.

Liquidity Risk - The risk that the fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. Also, the risk that the fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a fund may have to accept a lower price or may not be able to sell the instrument at all. In addition, certain loans may have similar effects due to extended settlement periods or consent requirements. An inability to sell a portfolio position can adversely affect a fund’s value or prevent the fund from being able to meet cash obligations or take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a fund may be forced to sell liquid securities at an unfavorable time and/or under unfavorable conditions.

Loan Participation Risk - A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the legal owner of the loan. Where the fund is a participant in a loan, it does not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the fund, as a participant, would be a creditor of the lender and not of the borrower.

Loan Prepayment Risk - During periods of declining interest rates or for other purposes, Borrowers may exercise their option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower-yielding securities.

Mortgage-Backed and Asset-Backed Securities Risk - If the fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the fund may only receive payments after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.

Prepayment Risk - Falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested.

Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 4.22% (4th quarter, 2002) and the lowest quarterly return was

-4.71% (3rd quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA	-7.62%	1.67%	4.40%
Class IB	-7.85%	1.41%	4.16%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	5.24%	4.65%	5.63%

Index: The Barclays Capital U.S. Aggregate Bond Index (formerly known as the Lehman Brothers U.S. Aggregate Bond Index) is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index (formerly known as the Lehman Brothers Capital Government/Credit Bond Index), Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index. You cannot invest directly in an index.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.46%	0.46%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.03%	0.03%
Total operating expenses	0.49%	0.74%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 50	$ 76
Year 3	$ 157	$ 237
Year 5	$ 274	$ 411
Year 10	$ 616	$ 918

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors and an administrative fee to Hartford Life (these management and administration fees are aggregated for purposes of the presentation below). These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Total Return Bond HLS Fund paid HL Advisors effective management and administrative fees equal to 0.46% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.5250% of the first $250 million, 0.5000% of the next $250 million, 0.4750% of the next $500 million, 0.4500% of the next $4 billion, 0.4300% of the next $5 billion and 0.4200% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Hartford Investment Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the fund.

Nasri Toutoungi, Managing Director of Hartford Investment Management, has served as portfolio manager of the fund since January 2003. Mr. Toutoungi joined Hartford Investment Management in 2003. Previously Mr. Toutoungi was a Managing Director of Blackrock, Inc. from 1998 to January 2002 and a Director and Partner of Rogge Global Partners from 1997 to 1998.

HARTFORD VALUE OPPORTUNITIES HLS FUND

INVESTMENT GOAL. The Hartford Value Opportunities HLS Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGY. Under normal circumstances, the fund invests primarily in equity securities of companies covering a broad range of industries and market capitalizations, focusing on securities that Wellington Management believes are undervalued and have the potential for appreciation. The fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities.

The fund’s investment strategy employs a contrarian approach to stock selection, favoring securities that appear to be undervalued in the marketplace. The approach uses extensive research to identify stocks of companies whose fundamentals are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the fund’s investment approach. A stock is evaluated on three primary criteria: its price-to-earnings ratio, the issuer’s earnings power, and its growth potential. Stocks are selected whose issuers, in Wellington Management’s opinion, have the most compelling blend of the following attributes:

•	attractive valuation,
•	a strong management team, and
•	strong industry position.

MAIN RISKS. The primary risks of investing in this fund are described below in alphabetical order.

Foreign Investments Risk – Investments in foreign securities are subject to special risks and may be riskier than investments in U.S. securities. Foreign investments may be affected by the following: changes in currency rates; changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations; decreased liquidity; substantially less volume on foreign stock markets and other securities markets; higher commissions and dealer mark-ups; inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions; less uniform accounting, auditing and financial reporting standards; less publicly available information about a foreign issuer or borrower; less government regulation; unfavorable foreign tax laws; political or social instability or diplomatic developments in a foreign country and differences in individual foreign economies.

Investment Strategy Risk - The sub-adviser’s investment strategy will influence performance significantly. If the sub-adviser’s strategy does not perform as expected, the fund could underperform its peers or lose money.

Large-Cap Stock Risk - Large-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Mid-Cap Stock Risk - Medium-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Risk of Loss - When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment.

Small-Cap Stock Risk - Small-capitalization stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. Stocks of smaller companies may be more risky than stocks of larger companies. Many of these companies are young and have limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks.

Stock Market Risk - Refers to the risk that stocks may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends.

Value Orientation Risk - Following a value orientation towards selecting investments entails special risks, particularly if used as part of a “contrarian” approach to evaluating issuers. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

PAST PERFORMANCE. The bar chart and table below indicate the risks of investing in the fund. The bar chart shows how the fund’s total return has varied from year to year, while the table shows how the fund’s performance over time compares to that of a broad-based market index.

The annual return variability of the fund’s Class IB shares for the periods presented in the bar chart would have been substantially similar to that shown for Class IA shares because all of the fund’s shares are invested in the same portfolio of securities. The actual returns of the Class IB shares for the periods presented in the bar chart would have been lower than the annual returns shown for the fund’s Class IA shares because of differences in the expenses borne by each class of shares.

These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any, were included, returns would be lower. All figures assume that all dividends and distributions were reinvested. Keep in mind that past performance does not indicate future results. Performance for periods when fee waivers were in place would have been lower in the absence of the waivers.

Wellington Management became the fund’s sub-adviser effective April 2001. The following information includes the fund’s performance when it was managed by a previous investment adviser.

Class IA total returns by calendar year*

During the periods shown in the bar chart, the highest quarterly return was 22.05% (2nd quarter, 2003) and the lowest quarterly return was

-19.87% (4th quarter, 2008).

*

Class IA shares and Class IB shares were previously offered pursuant to separate prospectuses. The combined Class IA and Class IB shares prospectus reflects the total returns of the fund’s Class IA shares.

Average annual total returns for periods ending 12/31/2008

	1 year	5 years	10 years
Class IA [1]	-41.06%	-3.28%	1.27%
Class IB [2]	-41.21%	-3.52%	1.01%
Russell 1000 Value Index (reflects no deduction for fees or expenses)	-36.85%	-0.79%	1.36%
Russell 3000 Value Index (reflects no deduction for fees or expenses)	-36.25%	-0.72%	1.69%

Indices: The Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.) You cannot invest directly in an index.

The Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.) You cannot invest directly in an index.

[1]	The fund’s shares were re-designated as Class IA shares on April 30, 2002.

[2]

Class IB shares commenced operations on May 1, 2002. Class IB share performance prior to that date reflects Class IA share performance adjusted to reflect the Rule 12b-1 fee applicable to Class IB shares.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. Please note that this table does not include fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. You should review your contract prospectus or plan documents for more information on those fees and expenses.

Shareholder Fees	CLASS IA	CLASS IB
(fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	N/A	N/A
Maximum deferred sales charge (load)	N/A	N/A
Exchange fees	None	None
Annual Operating Expenses
(expenses that are deducted from the fund’s assets)
Management fees	0.62%	0.62%
Distribution and service (12b-1) fees	None	0.25%
Other expenses	0.02%	0.02%
Total operating expenses	0.64%	0.89%

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples also assume that your investment has a 5% return each year, that the fund’s operating expenses remain the same and that you reinvest all dividends and distributions. Because no sales charges apply to the Class IA shares or Class IB shares, you would have the same expenses whether or not you redeemed your shares. The examples do not take into account fees and expenses that will be applied at the variable life insurance or variable annuity contract level or by a qualified retirement plan. Overall expenses would be higher if the fees applied at the separate account level were reflected. Your actual costs may be higher or lower. Thus, based on these assumptions, for every $10,000 invested, here is how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

Expenses (with or without redemption)	CLASS IA	CLASS IB
Year 1	$ 65	$ 91
Year 3	$ 205	$ 284
Year 5	$ 357	$ 493
Year 10	$ 798	$1,096

MANAGEMENT FEE. The fund pays a monthly management fee to HL Advisors. These fees are based on a stated percentage of the fund’s average daily net asset value. A discussion regarding the basis for the Board of Directors’ approval of the investment management and investment sub-advisory agreements of the fund is available in the fund’s annual report to shareholders covering the fiscal year ended December 31, 2008.

For fiscal year ended December 31, 2008, Hartford Value Opportunities HLS Fund paid HL Advisors an effective management fee equal to 0.62% of the fund’s average daily net assets.

The management fee set forth in the fund’s investment advisory agreement is 0.7000% of the first $100 million, 0.6000% of the next $4.9 billion, 0.5975% of the next $5 billion and 0.5950% in excess of $10 billion annually of the fund’s average daily net assets.

SUB-ADVISER. Wellington Management

PORTFOLIO MANAGEMENT. The fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the fund.

David W. Palmer, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the fund since 2009 and has been involved in portfolio management and securities analysis for the fund since 2003. Mr. Palmer joined Wellington Management as an investment professional in 1998.

David R. Fassnacht, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Fassnacht joined Wellington Management as an investment professional in 1991.

James N. Mordy, Senior Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the fund since its inception in 2001. Mr. Mordy joined Wellington Management as an investment professional in 1985.

INVESTMENT STRATEGIES AND RISKS

Investment Risks Generally

Many factors affect each fund’s performance. There is no assurance that a fund will achieve its investment goal, and you should not consider any one fund alone to be a complete investment program. The different types of securities, investments, and investment techniques used by each fund all have attendant risks of varying degrees. As with all mutual funds, you could lose money by investing in a fund. The table below identifies some of the types of investments that may (but are not required to) be used by the Hartford HLS Funds (not all of the funds identified below are offered in this prospectus) in seeking to achieve their investment goals. The allocation of a fund’s portfolio among different types of investments will vary over time and a fund’s portfolio might not always include all of the different types of investments identified below. The Statement of Additional Information contains more detailed information about the funds’ investment policies and risks.

	Equity Securities	Fixed-Income Securities	Derivatives	Foreign Investments	Emerging Markets	Small Cap Companies	Other Investment Companies	Illiquid Securities[3]
Equity Funds
Advisers HLS Fund	√+	√+	√	√+	√	√	√	15%
Capital Appreciation HLS Fund	√+	--	√	√+	√+	√+	√	15%
Disciplined Equity HLS Fund	√+	--	√	√+	√	√	√	15%
Dividend and Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Equity Income HLS Fund	√+	--	√	√+	√	√	√	15%
Fundamental Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Global Advisers HLS Fund	√+	√+	√+	√+	√	√	√	15%
Global Equity HLS Fund	√+	--	√	√+	√+	√+	√	15%
Global Growth HLS Funds	√+	--	√	√+	√+	√	√	15%
Global Health HLS Fund	√+	--	√	√+	√	√+	√	15%
Growth HLS Fund	√+	--	√	√+	√	√	√	15%
Growth Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%
Index HLS Fund	√+	--	√	√[1]	√	√	√	15%
International Growth HLS Fund	√+	--	√	√+	√+	√	√	15%
International Opportunities HLS Fund	√+	--	√	√+	√+	√	√	15%
International Small Company HLS Fund	√+	--	√	√+	√+	√+	√	15%
LargeCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap HLS Fund	√+	--	√	√+	√	√	√	15%
MidCap Growth HLS Fund	√+	--	√	√+	√	--	√	15%
MidCap Value HLS Fund	√+	--	√	√+	√	√	√	15%
Small Company HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Growth HLS Fund	√+	--	√	√+	√	√+	√	15%
SmallCap Value HLS Fund	√+	--	√	√+	√	√+	√	15%
Stock HLS Fund	√+	--	√	√+	√	√	√	15%
Value HLS Fund	√+	--	√	√+	√	√	√	15%
Value Opportunities HLS Fund	√+	--	√	√+	√	√+	√	15%

Fixed Income Funds
High Yield HLS Fund	√+	√+	√	√+	√	√	√	15%
Money Market HLS Fund	--	√+	--	√+[1]	--	--	√	10%
Total Return Bond HLS Fund	√+	√+	√+	√+	√	√	√	15%
U.S. Government Securities HLS Fund	--	√+	√+	√[2]	--	--	√	15%

√+ = Principal Investment Strategy

√	= Non-Principal Investment Strategy

1	Securities of foreign issuers or borrowers, but not non-dollar securities.
2	Bonds issued or guaranteed by the Canadian government or its agencies only.
3	At time of purchase, a fund may invest a percentage of its net assets in illiquid securities. See “Illiquid Securities” below for more information.

Equity Securities

Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options. An investment in any equity security is subject to the following risks:

•	Market Risk: The risk that the stock market as a whole may decline, thereby depressing the stock’s price.
•	Financial Risk: The risk that the price of a particular issuer’s stock may decline due to its financial results.

Fixed-Income Securities

An investment in any fixed income security is subject to the following risks:

•	Credit Risk: The risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument.
•	Interest Rate Risk: The risk that the value of the security will fall as interest rates rise.

Also, securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.

Options, Futures, and Other Derivatives

Certain funds may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. Derivatives permit a fund to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for a fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments. Derivatives are also used to seek to manage risk by hedging a fund’s portfolio investments. Hedging techniques may not always be available, and it may not always be feasible to use hedging techniques even when they are available. Also, even if used, hedging techniques may not be successful. Risks of investing in derivatives:

•	If the issuer of the derivative instrument does not pay the amount due, a fund could lose money.
•

The underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way a fund’s manager expected, which could result in losses to a fund or increase volatility in a fund’s performance.

•	Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage).
•

Derivative securities are subject to market risk (the risk that the market as a whole may decline, thereby depressing the derivative’s price), which could be significant for derivatives that have a leveraging effect.

Foreign Investments

Foreign investments include investments in

•	Securities of foreign issuers and loans of foreign borrowers, including
-	companies organized outside the United States (unless the company’s economic fortunes and risks are primarily linked with U.S. markets)
-	foreign governments and agencies or instrumentalities of foreign governments
-	issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States
•	Non-dollar securities: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.

Foreign investments may be affected by the following:

•	changes in currency rates
•	changes in foreign or U.S. law or restrictions applicable to such investments and in exchange control regulations
•	decreased liquidity
•	substantially less volume on foreign stock markets and other securities markets
•	higher commissions and dealer mark-ups
•	inefficiencies in certain foreign clearance and settlement procedures that could result in an inability to execute transactions
•	less uniform accounting, auditing and financial reporting standards
•	less publicly available information about a foreign issuer or borrower
•	less government regulation
•	unfavorable foreign tax laws
•	political or social instability or diplomatic developments in a foreign country
•	differences in individual foreign economies

Emerging Markets

When compared to the securities markets of more developed countries, the securities markets of most Central and South American, African, Middle Eastern, certain Asian and Eastern European and other emerging countries are subject to the following risks:

•	illiquidity
•	increased price volatility
•	smaller market capitalizations
•	less government regulation
•	less extensive and less frequent accounting, financial and other reporting requirements

•	Governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions.

Small-capitalization Companies

Historically, small market capitalization stocks and stocks of recently organized companies are subject to increased price volatility due to

•	less certain growth prospects
•	lower degree of liquidity in the markets for such stocks
•	thin trading that could result in the stocks being sold at a discount or in small lots over an extended period of time
•	limited product lines, markets or financial resources
•	dependence on a few key management personnel
•	increased susceptibility to losses and bankruptcy
•	increased transaction costs

Other Investment Companies

Restrictions on Investments: Investments in securities of other investment companies, including exchange traded funds (ETFs), are subject to the following statutory limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”): Absent an available exemption, a fund may not

•	acquire more than 3% of the voting shares of any other investment company,
•	invest more than 5% of a fund’s total assets in securities of any one investment company, and
•	invest more than 10% of its total assets in securities of all investment companies.

ETFs: Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond the statutory limitations discussed above, subject to certain conditions. A fund may rely on these exemptive orders to invest in unaffiliated ETFs. An investment in an ETF generally presents the following risks:

•	the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies
•	the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective
•	price fluctuation, resulting in a loss to the fund
•	the risk that an ETF may trade at a discount to its NAV
•	the risk that an active market for an ETF’s shares may not develop or be maintained
•	the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed.

In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest.

Illiquid Securities

•

In General. Securities purchased by a fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

•

Limitation on Illiquid Investments. If one or more instruments in a fund’s portfolio become illiquid, a fund may exceed its limit on illiquid instruments. In the event that this occurs, the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force a fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument.

•

Valuation of Illiquid Investments. Where no clear indication of the value of a particular investment is available, the investment will be valued at its fair value according to the valuation procedures approved by the Boards of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund’s NAV. For more information on fair valuation, please see ‘‘Determination of Net Asset Value’’

Use of Cash or Money Market Investments for Temporary Defensive Purposes

With the exception of Money Market HLS Fund, which invests in high quality money market securities at all times, a fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent a fund is in a defensive position, it may lose the benefit of market upswings and limit its ability to meet its investment goal.

About Each Fund’s Investment Goal

Each fund’s investment goal may be changed without approval of the shareholders of the fund. A fund may not be able to achieve its goal. The funds’ prospectus will be updated prior to any change in a fund's investment goal.

Consequences of Portfolio Trading Practices

Certain funds may have a relatively high portfolio turnover. Other funds may also, at times, engage in short-term trading. Such activity could produce higher brokerage expenses and transaction costs for a fund and, therefore could adversely affect the fund’s performance. The funds are not managed to achieve a particular tax result for shareholders.

Investment Policies

Certain of the funds have names which suggest a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in that fund’s Principal Investment Strategy section. This requirement is applied at the time a fund invests its assets. If, subsequent to an investment by a fund, this requirement is no longer met, the fund’s future investments will be made in a manner that will bring the fund into compliance with this requirement. In addition, in appropriate circumstances, synthetic investments may count toward the 80% minimum if they have economic characteristics similar to the other investments included in the basket. A fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the fund’s outstanding shares as defined in the 1940 Act. The name of each of these funds may be changed at any time by a vote of the fund’s Board of Directors. Shareholders will be given written notice at least 60 days prior to any change by a fund of its 80% investment policy covered by Rule 35d-1.

Additional Investment Strategies and Risks

Each fund may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds’ Combined Statement of Additional Information (“SAI”) which may be obtained free of charge by contacting the funds (see back cover for address, phone number and website address).

Disclosure of Portfolio Holdings

The funds will disclose their complete calendar month-end portfolio holdings on the funds’ website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds’ website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund’s assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund’s largest ten holdings (in the case of other funds). A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available in the funds’ SAI.

Participation in the U.S. Department of the Treasury Guarantee Program for Money Market Funds

The Board of Directors of Hartford Series Fund, Inc. (the “Company”) has approved the participation of the Money Market HLS Fund (the “fund”) in the U.S. Treasury Department’s Temporary Guarantee Program for money market funds (the “Program”) until September 18, 2009.

Subject to certain conditions and limitations, the Program provides that investors in the fund will receive $1.00 for each Fund share held as of the close of business on September 19, 2008 in the event that the fund liquidates at a net asset value per share below $1.00 per share (a “guarantee event”). The Program will continue to cover the amount an investor in the fund as of the close of business on September 19, 2008 held on that date or the amount such an investor holds if and when a guarantee event occurs, whichever is less.

Accordingly, any purchase of shares of the fund for a new account after the close of business on September 19, 2008 and any increase in the number of shares of the fund held in an account after the close of business on September 19, 2008 will not be covered by the Program. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the fund as of close of business on September 19, 2008 or (ii) the amounts held in the fund on the date the guarantee is triggered.

HL Investment Advisors, LLC has voluntarily agreed to reimburse expenses or waive fees to the extent necessary to prevent the fund’s earnings from falling below the level of expenses. Except as necessary to prevent the fund’s earnings from falling below the level of expenses, the cost to participate in the extended term of the Program will be borne by the fund without regard to any fee waiver and/or any expense limitation or reimbursement currently in effect for the fund. Therefore, the cost to participate in the Program is borne by all shareholders of the fund whether or not their shares are covered by the Program. Continued participation in the Program is expected to provide direct benefits to current shareholders that were shareholders as of September 19, 2008 and indirect benefits to all current shareholders by supporting the stability of the fund’s asset level. As of December 31, 2008, assets available to the Program to support all participating money market funds do not exceed $50 billion, and the Secretary of the Treasury has extended the Program through the close of business on September 18, 2009.

Neither this Prospectus nor the fund are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

THE INVESTMENT MANAGER AND SUB-ADVISER(S)

The Investment Manager

HL Investment Advisors, LLC (“HL Advisors”) is the investment manager to each Hartford HLS Fund. As investment manager, HL Advisors is responsible for the management of each fund and supervises the activities of the investment sub-advisers described below. In addition, Hartford Life provides administrative services to each fund. HL Advisors and Hartford Life are wholly-owned, indirect subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”), a Connecticut financial services company with over $346.9 billion in assets as of December 31, 2008. HL Advisors had over $41.7 billion in assets under management as of December 31, 2008. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

The Hartford HLS Funds rely on an exemptive order from the Securities and Exchange Commission under which they use a “Manager of Managers” structure. HL Advisors has responsibility, subject to oversight by the Board of Directors, to oversee the sub-advisers and recommend their hiring, termination and replacement. The exemptive order permits HL Advisors to appoint a new sub-adviser not affiliated with HL Advisors with the approval of the Board of Directors and without obtaining approval from those shareholders that participate in the applicable fund. Within 90 days after hiring any new sub-adviser, affected shareholders will receive information about the new sub-advisory relationship.

The Investment Sub-Advisers

Hartford Investment Management Company (“Hartford Investment Management”) is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2008, Hartford Investment Management had investment management authority over approximately $138.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington Management had investment management authority with respect to approximately $420 billion in assets.

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is a registered investment adviser based in Los Angeles, California. The firm manages a range of portfolios for its clients using a common disciplined, high-quality investment philosophy. As of December 31, 2008, KAR had approximately $3.4 billion in assets under management. KAR is principally located at 1800 Avenue of the Stars, Los Angeles, California 90067.

Metropolitan West Capital Management, LLC (“MetWest Capital”) oversees and manages investment portfolios for institutional and individual clients throughout the United States and abroad. MetWest Capital specializes in large-capitalization and small-capitalization value equity, international core value equity, global value equity and balanced portfolios. As of December 31, 2008, MetWest Capital had investment management authority over approximately $8 billion in assets under management. MetWest Capital is principally located at 610 Newport Center Drive, Suite 1000, Newport Beach, California 92660. As a result of the recent acquisition of Wachovia Corporation (“Wachovia”) by Wells Fargo & Company (“Wells Fargo”), Wells Fargo holds a majority interest in MetWest Capital. In connection with the acquisition, the Board of Directors approved a new sub-advisory agreement with MetWest Capital. The acquisition of Wachovia by Wells Fargo is not expected to affect the day-to-day management of the SmallCap Value HLS Fund.

SSgA Funds Management, Inc. (“SSgA FM”) is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. SSgA provides complete global investment management services from offices in North America, South America, Europe, Asia, Australia and the Middle East. As of December 31, 2008, SSgA FM managed approximately $118 billion in assets, and SSgA managed approximately $1.44 trillion in assets. SSgA FM is principally located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900.

Soft Dollar Practices

The sub-advisers are responsible for the day-to-day portfolio management activities of the funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the “1934 Act”), the sub-advisers, including Hartford Investment Management, may obtain “soft dollar” benefits in connection with the execution of transactions for the funds. Each sub-adviser may cause a fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for “brokerage and research services” (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the funds), although not all of these products and services are necessarily useful and of value in managing the funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such “mixed use” items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a brokerage or research-related component out of its own pocket.

FURTHER INFORMATION ON THE FUNDS

Purchase and Redemption of Hartford HLS Fund Shares

Hartford HLS Funds may offer their shares to variable annuity and variable life insurance separate accounts of Hartford Life and its affiliates (the “Accounts”) as investment options for certain variable annuity contracts and individual variable life insurance policies, group annuity and group funding agreement contracts and corporate-owned life insurance and other group life insurance policies (collectively, “variable contracts”) issued through the Accounts. The Hartford HLS Funds may also offer their shares to certain qualified retirement plans (the “Plans”).

Each Hartford HLS Fund has authorized two classes of shares: Class IA shares and Class IB shares. For each Hartford HLS Fund, the two classes of shares represent an investment in the same Hartford HLS Fund but are subject to different expenses and have different prices and performance.

Many of the Accounts are registered with the SEC as investment companies. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through such an Account, a separate prospectus describing the particular Account and contract will accompany this prospectus. When shares of a Hartford HLS Fund are offered as investment options for variable contracts issued through an Account that is not so registered, a separate disclosure document (rather than a prospectus) describing that Account and contract will accompany this prospectus.

Shares of the Hartford HLS Funds are sold by Hartford Securities Distribution Company, Inc. (the “Distributor”) in a continuous offering to the Accounts and the Plans Net purchase payments under the variable contracts are placed in one or more subaccounts of the Accounts and the assets of each subaccount are invested in the shares of the Hartford HLS Fund corresponding to that subaccount. The Accounts and the Plans purchase and redeem Class IA shares and Class IB shares of the Hartford HLS Funds at net asset value without sales or redemption charges.

For each day on which a Hartford HLS Fund’s net asset value is calculated, the Accounts transmit to the Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the net purchase payments, redemption (surrender or withdrawal) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed by Hartford Life as of that day. Similarly, the Plans transmit to a Hartford HLS Fund any orders to purchase or redeem shares of the Hartford HLS Fund based on the instructions of Plan trustees or participants received by the Plans as of that day. The Accounts and Plans purchase and redeem shares of the Hartford HLS Funds at the next net asset value per share to be calculated after the related orders are received, although such purchases and redemptions may be executed the next morning. Payment for shares redeemed is made within seven days after receipt of notice of redemption, except that payments of redemptions may be postponed beyond seven days when permitted by applicable laws and regulations.

Although they would not normally do so, the Hartford HLS Funds have the right to pay the redemption price of shares of the Hartford HLS Funds in whole or in part in portfolio securities. When portfolio securities received in this fashion are sold, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The Hartford HLS Funds, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the applicable Hartford HLS Fund during any 90 day period for any one account.

A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners invested in a particular Hartford HLS Fund. Likewise, a potential for certain conflicts exists between the interests of owners of variable contracts and those of participants in a Plan that invests in a Hartford HLS Fund. To the extent that such classes of investors are invested in the same Hartford HLS Fund when a conflict of interest arises that might involve the Hartford HLS Fund, one or more of such classes of investors could be disadvantaged. The Hartford HLS Funds currently do not foresee any such conflict or disadvantage to owners of variable contracts or Plan participants. Nonetheless, each Hartford HLS Fund’s Board of Directors will monitor each Hartford HLS Fund for the existence of any irreconcilable material conflicts among or between the interests of various classes of investors. If such a conflict affecting owners of variable contracts is determined to exist, Hartford Life will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more Accounts may be required to withdraw its investment in one or more of the Hartford HLS Funds or substitute shares of another Hartford HLS Fund for the current Hartford HLS Fund. This, in turn, could cause a Hartford HLS Fund to sell portfolio securities at a disadvantageous price.

Additional Compensation to Servicing Institutions and Other Persons (“Servicing Intermediaries”) for Subaccounting, Administrative and/or Shareholder Processing Services

In addition to the Rule 12b-1 fees paid by the Harford HLS Funds on Class IB shares, the transfer agent and its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services (“Servicing Payments”). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the Harford HLS Funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the Harford HLS Funds attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the Harford HLS Funds attributable to a particular Servicing Intermediary. For the year ended December 31, 2008, the transfer agent accrued approximately $1,950,000 in total Servicing Payments to Servicing Intermediaries and accruals of Servicing Payments did not exceed $850,000 for any Servicing Intermediary.

As of January 1, 2009, the transfer agent has entered into arrangements to pay Servicing Compensation to: ACS HR Solutions, LLC; ADP Broker-Dealer, Inc.; BenefitStreet, Inc.; Ascensus, Inc.; Charles Schwab & Co.; CitiStreet, LLC; Diversified Investment Advisors, Inc.; Edgewood Services, Inc. and Retirement Plan Services Company of America; Fidelity Brokerage Services LLC and National Financial Services LLC; Fidelity Investments Institutional Operations Company, Inc.; GWFS Equities, Inc.; Hewitt Associates, LLC; ICMA Retirement Corporation; ING Financial Advisers LLC and ING Life Insurance and Annuity Company; J.P. Morgan Retirement Plan Services LLC; Lincoln Retirement Services Company, LLC and AMG Service Corp.; Mercer HR Services, LLC; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corp.; Nationwide Retirement Solutions, Inc.; Newport Retirement Services, Inc.; Noble Consulting Services, Inc.; Ohio Public Employees Deferred Compensation Program; Preferred Pension Concepts, Inc.; Princeton Retirement Group; Principal Life Insurance Company; Reliance Trust Company; Standard Retirement Services, Inc.; T. Rowe Price Retirement Plan Services, Inc.; Teachers Insurance and Annuity Association of America; The 401(k) Company, Inc. (purchased by Charles Schwab & Co.); Charles Schwab Trust Company; The Northern Trust Company; The Retirement Plan Company, LLC; The Vanguard Group, Inc.; US Bank; Wachovia Bank, N.A.; Wells Fargo Bank, N.A.; and Wilmington Trust Company. The transfer agent may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

Class IB Shares Distribution Plan

Each Company, on behalf of its respective Hartford HLS Fund, has adopted a separate distribution plan (the “Distribution Plan”) for its Class IB shares pursuant to appropriate resolutions of each Company’s board of directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges. Pursuant to the Distribution Plan, each Hartford HLS Fund compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Class IB shares. A portion of the amounts received by the Distributor may be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Hartford HLS Fund prospectuses, statements of additional information, any supplements to those documents and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.

The Distribution Plan provides that each Hartford HLS Fund may pay annually up to 0.25% of the average daily net assets of the Hartford HLS Fund attributable to its Class IB shares for activities primarily intended to result in the sale of Class IB shares. Under the terms of the Distribution Plan and the principal underwriting agreement, each Hartford HLS Fund is authorized to make monthly payments to the Distributor which may be used to pay or reimburse entities, including insurance company affiliates of HL Advisors, providing distribution and shareholder servicing with respect to the Class IB shares for such entities’ fees or expenses incurred or paid in that regard. All or any portion of this fee may be remitted to dealers who provide distribution or shareholder account services.

The Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Hartford HLS Fund with respect to Class IB shares regardless of the level of expenditures by the Distributor. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) compensation to and expenses, including overhead and telephone expenses, of employees of the distributor engaged in the distribution of the Class IB shares of a Hartford HLS Fund; (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchasers of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of variable contracts investing indirectly in Class IB shares of a Hartford HLS Fund; (d) expenses relating to the development, preparation, printing, and mailing of Hartford HLS Fund advertisements, sales literature, and other promotional materials describing and/or relating to the Class IB shares of a Hartford HLS Fund; (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class IB shares of a Hartford HLS Fund; (f) expenses of obtaining information and providing explanations to variable contract owners regarding Hartford HLS Fund investment objectives and policies and other information about a Hartford HLS Fund, including performance; (g) expenses of training sales personnel regarding the Class IB shares of a Hartford HLS Fund; (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts to the Class IB shares of a Hartford HLS Fund; (i) expenses of personal services and/or maintenance of variable contract accounts with respect to Class IB shares of a Hartford HLS Fund attributable to such accounts; and (j) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

The Distribution Plan was adopted by a majority vote of the respective Hartford HLS Fund’s board of directors, including at least a majority of directors who are not interested persons of each Hartford HLS Fund as defined in the 1940 Act. The

Distribution Plan may be terminated at any time by vote of the majority of the directors who are not interested persons of each Hartford HLS Fund. The Distribution Plan will automatically terminate in the event of its assignment. The distributor and its affiliates may pay, out of their own assets, compensation to brokers, financial institutions and other persons for the sale and distribution of the Hartford HLS Funds’ shares and/or for the servicing of those shares.

Rule 12b-1 fees have the effect of increasing operating expenses of the Hartford HLS Funds. Because the fees paid by the Hartford HLS Funds under the Distribution Plan are paid out of each Hartford HLS Fund’s assets on an on-going basis, over time these fees will increase the cost of a variable contract owner’s or plan participant’s investment and may cost more than alternative types of charges for the same distribution and investor services.

With respect to the Money Market HLS Fund, at a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Class IB for a period of six months, effective March 1, 2009. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Class IB during this time period. The Board’s action can be changed at any time. The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. Since January 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding the waivers of 12b-1 fees.

Determination of Net Asset Value

The net asset value per share (NAV) is determined for each Hartford HLS Fund and each class as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (typically 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on each business day that the Exchange is open. The net asset value for each class of shares is determined by dividing the value of that Hartford HLS Fund’s net assets attributable to a class of shares by the number of shares outstanding for that class.

Except for the Money Market HLS Fund, the Hartford HLS Funds generally use market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, a Hartford HLS Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of that Hartford HLS Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary markets, but before the close of the Exchange that is expected to affect the value of the portfolio security. The circumstances in which a Hartford HLS Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities primarily traded on foreign markets, each Hartford HLS Fund uses a fair value pricing service approved by that Hartford HLS Fund’s Board of Directors, which employs quantitative models which evaluate changes in the value of the foreign market proxies (for example; futures contracts, ADR’s, exchange traded funds) after the close of the foreign exchanges but before the close of the Exchange. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Hartford HLS Funds. The value of the portfolio securities of a Hartford HLS Fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the Hartford HLS Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Hartford HLS Funds may cause the NAV of their respective shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the close of the Exchange. There can be no assurance that any Hartford HLS Fund could obtain the fair value assigned to a security if the Hartford HLS Fund were to sell the security at approximately the time at which that Hartford HLS Fund determines its NAV per share. Securities of foreign issuers and non-dollar securities are translated from the local currency into U.S. dollars using the prevailing exchange rates.

Exchange traded equity securities are valued at the latest reported sales prices or official close prices taken from the primary market in which each security trades. If the security did not trade on the primary market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. Securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Debt securities (other than short-term obligations and floating rate loans) held by a Hartford HLS Fund are valued on the basis of valuations furnished by an independent pricing service, which determines valuations for normal institutional size trading units of debt securities. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by that Hartford HLS Fund’s Board of Directors. Generally, each Hartford HLS Fund may use fair valuation in regards to debt securities when a Hartford HLS Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. The Hartford HLS

Money Market Fund’s investments and investments of other Hartford HLS Funds that mature in 60 days or less are valued at amortized cost, which approximates market value. For additional information regarding particular types of investments, please see the “Determination of Net Asset Value” section of the SAI.

Dividends and Distributions

Each fund’s Board of Directors has delegated authority to the Fund Treasurer to declare and make payment of dividends, to reduce the frequency with which dividends are declared and paid, and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. The current policy for each Hartford HLS Fund, except Hartford Money Market HLS Fund, is to pay dividends from net investment income and to make distributions of realized capital gains, if any, at least once per year. The Hartford Money Market HLS Fund currently declares dividends on a daily basis and pays them monthly.

Dividends and distributions are automatically invested in full or fractional shares at the net asset value on the reinvestment date. Each fund reserves the right to change its dividend distribution policy at the discretion of its Board of Directors.

Frequent Purchases and Redemptions of Fund Shares

Hartford HLS Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of a Hartford HLS Fund by a Hartford HLS Fund’s shareholder can disrupt the management of the Hartford HLS Fund, negatively affect the Hartford HLS Fund’s performance, and increase expenses for all Hartford HLS Fund shareholders. In particular, frequent trading (i) can force a Hartford HLS Fund’s portfolio manager to hold larger cash positions than desired instead of fully investing the Hartford HLS Fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; and (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Hartford HLS Fund. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Hartford HLS Fund invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies can dilute a Hartford HLS Fund’s NAV for long-term shareholders.

If you intend to trade frequently or use market-timing investment strategies, you should not invest in the Hartford HLS Funds.

The Hartford HLS Funds are available for investment, directly or indirectly, through a variety of means, through variable contracts issued by Hartford Life Insurance Company and its affiliates (collectively “Hartford Life”); and IRS-qualified investment plans, such as employer-sponsored retirement plans. While some individual investors participate through Qualified Plans, the majority of investors invest through variable contract separate accounts maintained by Hartford Life which in turn invest in the Hartford HLS Funds. In most cases, exchange activity among the Hartford HLS Funds occurs on an omnibus basis, which can limit the ability of the Hartford HLS Funds, themselves, to monitor or restrict the trading practices of individual investors.

In addition to these limitations on the ability of the Hartford HLS Funds themselves to monitor and restrict individual trading practices, the varied mechanisms for participation in the Hartford HLS Funds challenge the Hartford HLS Funds from establishing policies for excessive trading that are enforceable on the same terms with respect to all direct and indirect investors in the Hartford HLS Funds. Older versions of individual variable annuity contracts and certain group annuity contracts issued by Hartford Life, for example, do not include terms that would expressly permit Hartford Life to impose strict numeric limitations on the number of exchanges that a contract holder can make during a specified time period or redemption fees on short-term trading activity. These contracts have not recently been sold by Hartford Life, but holders of these contracts remain invested in Hartford Life’s separate accounts, which in turn invest in the Hartford HLS Funds. As a result, certain accounts may be more susceptible to frequent trading abuses by shareholders while other accounts may be less susceptible.

The Boards of Directors of the Hartford HLS Funds have adopted policies and procedures with respect to frequent purchases and redemptions of Hartford HLS Fund shares by Hartford HLS Fund shareholders. The Hartford HLS Funds’ policy is to discourage investors from trading in a Hartford HLS Fund’s shares in an excessive manner that would be harmful to long-term investors by requiring Hartford Life to establish internal procedures that are reasonably designed to decrease the attractiveness of the Hartford HLS Funds to market timers and to impose reasonable restrictions on frequent purchases and redemptions of Hartford HLS Fund shares to the extent practicable. In addition, it is the Hartford HLS Funds’ policy to require the sub-advisers to establish internal procedures pursuant to which portfolio managers are required to report to Hartford Life any cash flow activities in the Hartford HLS Funds that, in the reasonable judgment of the portfolio manager, are reasonably likely to affect adversely the management or performance of a Hartford HLS Fund and for Hartford Life to review and respond to such reports. The Hartford HLS Funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The Hartford HLS Funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the Hartford HLS Funds may consider an investor’s trading history in any of the Hartford HLS Funds, including the person’s trading history in any accounts under a person’s common ownership or control. No system for prevention and detection of market timing and other abusive trading activities can be expected to eliminate all such activities. In addition to the procedure described above, Hartford Life has developed and employs procedures with respect to restrictions on trading that vary by the mechanism for participation in the Hartford HLS Funds. Such procedures generally restrict the number of transfers permitted during each valuation day and/or the number of transfers permitted during a year until transfers must be requested by U.S. mail or overnight delivery service. Because the number of transfers or type of restrictions or procedures may vary, individual contract/policy holders and plan participants may be subject to different procedures and any individual should not expect that other individuals are subject to the same procedures or restrictions. For a description of Hartfor d Life’s procedures applicable to you, please review the prospectus or disclosure document and other documentation associated with your product, policy or plan.

In addition to the variable contracts described above, certain qualified plans participate directly in the Hartford HLS Funds through omnibus accounts. The Boards of Directors of the Hartford HLS Funds has adopted policies and procedures relating to excessive trading in shares of the Hartford HLS Funds through qualified plan omnibus accounts directly in the Hartford HLS Funds (the “Policy”). With respect to investors who invest directly in the Hartford HLS Funds through qualified plans omnibus accounts, it is the Policy of the Hartford HLS Funds to permit only two “substantive round trips” by an investor within any single Hartford HLS Fund within a 90-day period. A substantive round trip is a purchase of or an exchange into the same Hartford HLS Fund and a redemption of or an exchange out of the same Hartford HLS Fund in a dollar amount set by the Hartford HLS Funds’ sub-transfer agent, in the reasonable exercise of its discretion. When an additional transaction request for the Hartford HLS Fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an “Excessive Trader.” All exchange and purchase privileges of an Excessive Trader shall be suspended within such Hartford HLS Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. Any transaction not initiated by a shareholder or their registered representative, or that are part of a systematic program, will be exempted from the Policy. In addition, the Money Market HLS Fund is excluded from this policy.

In the case of actual or suspected excessive trading through qualified plan omnibus accounts maintained by financial intermediaries, the Hartford HLS Funds’ sub-transfer agent, Hartford Administrative Services Company (“HASCO”) shall attempt to obtain the cooperation of the intermediaries to identify excessive traders and to prevent or limit, to the fullest extent practicable, such excessive trading activity. Accordingly, the Hartford HLS Funds’ procedures with respect to omnibus accounts will be as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the Hartford HLS Funds) for limiting exchange activity in a manner that serves the purposes of the Policy as determined by the Frequent Trading Review Committee (comprised of the Hartford HLS Funds’ Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its policy in lieu of this Policy and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy.

During calendar year 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the funds will be better able to apply their frequent trading policies to omnibus accounts.

The use of fair value pricing can serve both to make the Hartford HLS Funds less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in Hartford HLS Fund shares resulting from the manner in which the NAV of the Hartford HLS Funds’ shares is determined each day. Frequent trading in Hartford HLS Fund shares can dilute the value of long-term shareholders’ interests in a Hartford HLS Fund if the Hartford HLS Fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in Hartford HLS Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The Hartford HLS Funds’ pricing procedures, particularly those procedures governing the determination of the “fair value” of securities for which market prices are not readily available (or are unreliable) for foreign securities will be a part of the Hartford HLS Funds’ defenses against harmful excessive trading in Hartford HLS Fund shares. For additional information concerning the Hartford HLS Funds’ fair-value procedures, please refer to “Determination of Net Asset Value” found earlier in the prospectus.

Federal Income Taxes

For federal income tax purposes, each Hartford HLS Fund is treated as a separate taxpayer. Each Hartford HLS Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code, as amended. By so qualifying, a Hartford HLS Fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or Plans. Further, each Hartford HLS Fund intends to meet certain diversification requirements applicable to mutual funds underlying variable contracts. Under current law, Plan participants and owners of variable contracts which have invested in a Hartford HLS Fund are not subject to federal income tax on Hartford HLS Fund earnings and distributions or on gains realized upon the sale or redemption of Hartford HLS Fund shares until such amounts are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable contracts, see the prospectus or other disclosure document for such contract.

For more information about the tax status of the Hartford HLS Funds, see “Taxes” in the SAI.

Variable Contract Owner Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, shares held by the Accounts are generally voted in accordance with instructions received from the owners of variable contracts (or annuitants or beneficiaries thereunder) having a voting interest in that Account. Each share has one vote. With respect to a Hartford HLS Fund that is an investment portfolio of Hartford HLS Series Fund II, Inc., votes are counted on an aggregate basis for such corporate entity except as to matters where the interests of Hartford HLS Funds differ (such as approval of an investment management agreement or a change in a Hartford HLS Fund’s fundamental investment policies). In such cases, the voting is on a fund-by-fund basis. Matters that affect only one class of shares of a Hartford HLS Fund (such as approval of a plan of distribution) are voted on separately for that class by the holders of shares of that class of the Hartford HLS Fund. Fractional shares are counted. Shares held by an Account for which no instructions are received are generally voted for or against, or in abstention, with respect to any proposals in the same proportion as the shares for which instructions are received. As a result of proportional voting, the vote of a small number of shareholders may determine the outcome of a proposal subject to shareholder vote.

Plan Participant Voting Rights

With regard to Hartford HLS Fund matters for which the 1940 Act requires a shareholder vote, Plan trustees generally vote Hartford HLS Fund shares held by their Plans either in their own discretion or in accordance with instructions from Plan participants.

Performance Related Information

The Hartford HLS Funds may advertise performance related information. Performance information about a Hartford HLS Fund is based on the Hartford HLS Fund’s past performance only and is no indication of future performance.

Each Hartford HLS Fund may include its total return in advertisements or other sales material. When a Hartford HLS Fund advertises its total return, it will usually be calculated for one year, five years, and ten years or some other relevant period if the Hartford HLS Fund has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Hartford HLS Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions).

Money Market HLS Fund may advertise yield and effective yield. The yield is based upon the income earned by the Money Market HLS Fund over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Money Market HLS Fund shares and thus compounded in the course of a 52-week period.

The Hartford HLS Funds are offered exclusively through variable insurance products and to certain qualified retirement plans. Performance information presented for the Hartford HLS Funds should not be compared directly with performance information of other insurance products or retirement plans without taking into account charges and expenses payable with respect to these insurance products or retirement plans. Such charges and expenses are not reflected in the Hartford HLS Funds’ performance information and will reduce an investor’s return under the insurance products or retirement plans.

Distributor, Custodian and Transfer Agent

Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, CT 06089, serves as distributor to the Hartford HLS Funds.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian of each Hartford HLS Fund’s assets.

Hartford Investor Services Company, LLC, 200 Hopmeadow Street, Simsbury, CT 06089, serves as Transfer and Dividend Disbursing Agent for the Hartford HLS Funds.

FINANCIAL HIGHLIGHTS

The financial highlights table for each fund is intended to help you understand the fund’s financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table for each fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2004 through December 31, 2008 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose reports, along with the fund’s financial statements and financial highlights, is included in the annual report which is available upon request. These figures do not include the effect of sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. If additional charges or other fees applied at the variable product level, if any were included, returns would be lower.

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Advisers HLS Fund
For the Year Ended December 31, 2008
Class IA	$20.97	$0.50	$—	$(7.09)	$(6.59)	$(0.58)	$(0.11)	$—	$(0.69)	$(7.28)	$13.69	(31.64)%	$3,404,626	0.63%	0.63%	2.43%	76%
Class IB	21.18	0.47	—	(7.17)	(6.70)	(0.52)	(0.11)	—	(0.63)	(7.33)	13.85	(31.81)	548,899	0.88	0.88	2.18	—
For the Year Ended December 31, 2007
Class IA	22.60	0.55	—	0.90	1.45	(0.53)	(2.55)	—	(3.08)	(1.63)	20.97	6.64	6,291,220	0.63	0.63	2.13	47
Class IB	22.78	0.49	—	0.92	1.41	(0.46)	(2.55)	—	(3.01)	(1.60)	21.18	6.37	1,080,254	0.88	0.88	1.88	—
For the Year Ended December 31, 2006
Class IA	22.53	0.58	0.02	1.81	2.41	(0.57)	(1.77)	—	(2.34)	0.07	22.60	10.70(d)	7,207,926	0.64	0.64	2.24	87
Class IB	22.70	0.51	0.02	1.83	2.36	(0.51)	(1.77)	—	(2.28)	0.08	22.78	10.43(d)	1,252,293	0.89	0.89	1.99	—
For the Year Ended December 31, 2005
Class IA	23.04	0.54	—	1.12	1.66	(0.77)	(1.04)	(0.36)	(2.17)	(0.51)	22.53	7.24	8,157,354	0.66	0.65	1.96	89
Class IB	23.17	0.47	—	1.15	1.62	(0.69)	(1.04)	(0.36)	(2.09)	(0.47)	22.70	6.97	1,366,216	0.91	0.90	1.72	—
For the Year Ended December 31, 2004
Class IA	22.67	0.51	—	0.33	0.84	(0.47)	—	—	(0.47)	0.37	23.04	3.74	9,699,374	0.67	0.67	2.16	36
Class IB	22.81	0.48	—	0.30	0.78	(0.42)	—	—	(0.42)	0.36	23.17	3.48	1,462,319	0.92	0.92	1.91	—
Hartford Capital Appreciation HLS Fund
For the Year Ended December 31, 2008
Class IA	52.46	0.46	—	(22.58)	(22.12)	(0.72)	(4.28)	—	(5.00)	(27.12)	25.34	(45.59)	6,017,984	0.67	0.67	1.12	131
Class IB	52.01	0.39	—	(22.37)	(21.98)	(0.61)	(4.28)	—	(4.89)	(26.87)	25.14	(45.73)	1,295,065	0.92	0.92	0.87	—
For the Year Ended December 31, 2007
Class IA	53.49	0.35	—	8.36	8.71	(0.07)	(9.67)	—	(9.74)	(1.03)	52.46	16.83	12,123,834	0.67	0.67	0.68	101
Class IB	53.21	0.22	—	8.28	8.50	(0.03)	(9.67)	—	(9.70)	(1.20)	52.01	16.53	2,933,905	0.92	0.92	0.42	—
For the Year Ended December 31, 2006
Class IA	52.99	0.50	0.04	7.88	8.42	(0.76)	(7.16)	—	(7.92)	0.50	53.49	16.61(d)	11,746,831	0.67	0.67	0.82	73
Class IB	52.75	0.36	0.04	7.83	8.23	(0.61)	(7.16)	—	(7.77)	0.46	53.21	16.32(d)	2,810,587	0.92	0.92	0.57	—
For the Year Ended December 31, 2005
Class IA	53.43	0.45	—	7.57	8.02	(0.52)	(7.94)	—	(8.46)	(0.44)	52.99	15.55	11,317,561	0.70	0.70	0.78	97
Class IB	53.18	0.25	—	7.59	7.84	(0.33)	(7.94)	—	(8.27)	(0.43)	52.75	15.26	2,793,612	0.95	0.95	0.53	—
For the Year Ended December 31, 2004
Class IA	44.91	0.35	—	8.34	8.69	(0.17)	—	—	(0.17)	8.52	53.43	19.36	10,751,945	0.70	0.70	0.77	89
Class IB	44.76	0.27	—	8.26	8.53	(0.11)	—	—	(0.11)	8.42	53.18	19.07	2,505,798	0.95	0.95	0.52	—
Hartford International Growth HLS Fund
For the Year Ended December 31, 2008
Class IA	14.47	0.14	—	(8.09)	(7.95)	(0.10)	(0.57)	—	(0.67)	(8.62)	5.85	(56.78)	293,243	0.84	0.84	1.25	381
Class IB	14.36	0.12	—	(8.01)	(7.89)	(0.07)	(0.57)	—	(0.64)	(8.53)	5.83	(56.89)	108,766	1.09	1.09	1.00	—
For the Year Ended December 31, 2007
Class IA	14.18	0.11	—	3.13	3.24	(0.11)	(2.84)	—	(2.95)	0.29	14.47	23.91	791,757	0.83	0.83	0.75	239
Class IB	14.10	0.08	—	3.09	3.17	(0.07)	(2.84)	—	(2.91)	0.26	14.36	23.60	336,747	1.08	1.08	0.53	—
For the Year Ended December 31, 2006(e)
Class IA	12.48	0.10	—	2.84	2.94	(0.11)	(1.13)	—	(1.24)	1.70	14.18	24.08(d)	574,806	0.88	0.88	0.70	164
Class IB	12.40	0.06	—	2.83	2.89	(0.06)	(1.13)	—	(1.19)	1.70	14.10	23.77(d)	302,729	1.13	1.13	0.48	—
For the Year Ended December 31, 2005
Class IA	12.45	0.11	—	0.60	0.71	(0.10)	(0.58)	—	(0.68)	0.03	12.48	6.16	370,555	0.93	0.93	1.05	179
Class IB	12.37	0.06	—	0.61	0.67	(0.06)	(0.58)	—	(0.64)	0.03	12.40	5.89	244,572	1.18	1.18	0.79	—
For the Year Ended December 31, 2004
Class IA	10.20	0.05	—	2.44	2.49	—	(0.24)	—	(0.24)	2.25	12.45	24.72	208,703	0.97	0.97	0.86	215
Class IB	10.16	0.06	—	2.39	2.45	—	(0.24)	—	(0.24)	2.21	12.37	24.40	137,183	1.22	1.22	0.61	—
Hartford Money Market HLS Fund
For the Year Ended December 31, 2008
Class IA	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	2.15	4,427,230	0.47	0.42	2.01	N/A
Class IB	1.00	0.02	—	—	0.02	(0.02)	—	—	(0.02)	—	1.00	1.89	774,432	0.72	0.67	1.80	—
For the Year Ended December 31, 2007
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.95	2,224,124	0.47	0.42	4.83	N/A
Class IB	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	452,976	0.72	0.67	4.58	—
For the Year Ended December 31, 2006
Class IA	1.00	0.05	—	—	0.05	(0.05)	—	—	(0.05)	—	1.00	4.69	1,558,433	0.48	0.48	4.63	N/A
Class IB	1.00	0.04	—	—	0.04	(0.04)	—	—	(0.04)	—	1.00	4.43	319,926	0.73	0.73	4.38	—
For the Year Ended December 31, 2005
Class IA	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.84	1,353,836	0.49	0.49	2.79	N/A
Class IB	1.00	0.03	—	—	0.03	(0.03)	—	—	(0.03)	—	1.00	2.58	264,040	0.75	0.75	2.54	—
For the Year Ended December 31, 2004
Class IA	1.00	—	—	—	—	—	—	—	—	—	1.00	0.94	1,294,525	0.48	0.48	0.93	N/A
Class IB	1.00	—	—	—	—	—	—	—	—	—	1.00	0.69	252,808	0.73	0.73	0.68	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford SmallCap Value HLS Fund
For the Year Ended December 31, 2008
Class IA	$10.69	$0.15	$—	$(3.27)	$(3.12)	$(0.12)	$(0.08)	$—	$(0.20)	$(3.32)	$7.37	(29.36)%	$58,193	0.95%	0.95%	1.65%	54%
Class IB	10.66	0.05	—	(3.19)	(3.14)	(0.11)	(0.08)	—	(0.19)	(3.33)	7.33	(29.57)	2,898	1.20	1.20	1.90	—
For the Year Ended December 31, 2007
Class IA	12.99	0.18	—	(0.77)	(0.59)	(0.17)	(1.54)	—	(1.71)	(2.30)	10.69	(4.44)	81,895	0.96	0.96	1.27	51
Class IB	12.97	0.11	—	(0.73)	(0.62)	(0.15)	(1.54)	—	(1.69)	(2.31)	10.66	(4.67)	240	1.21	1.21	1.08	—
For the Year Ended December 31, 2006
Class IA	13.77	0.21	—	2.26	2.47	(0.20)	(3.05)	—	(3.25)	(0.78)	12.99	18.31	102,233	0.99	0.99	1.35	166
Class IB	13.74	0.17	—	2.27	2.44	(0.16)	(3.05)	—	(3.21)	(0.77)	12.97	18.02	171	1.24	1.24	1.07	—
For the Year Ended December 31, 2005
Class IA	16.61	0.15	—	1.08	1.23	(0.23)	(3.84)	—	(4.07)	(2.84)	13.77	8.11	103,350	0.92	0.92	0.94	49
Class IB	16.59	0.16	—	1.02	1.18	(0.19)	(3.84)	—	(4.03)	(2.85)	13.74	7.83	146	1.17	1.17	0.71	—
For the Year Ended December 31, 2004
Class IA	14.81	0.13	—	1.92	2.05	(0.10)	(0.15)	—	(0.25)	1.80	16.61	13.98	114,296	0.92	0.92	0.80	51
Class IB	14.78	0.15	—	1.91	2.06	(0.10)	(0.15)	—	(0.25)	1.81	16.59	14.06	32	1.17	1.17	0.55	—
Hartford Stock HLS Fund
For the Year Ended December 31, 2008
Class IA	47.11	0.59	—	(20.79)	(20.20)	(0.81)	(0.24)	—	(1.05)	(21.25)	25.86	(43.13)	1,810,864	0.49	0.49	1.38	89
Class IB	47.00	0.50	—	(20.72)	(20.22)	(0.70)	(0.24)	—	(0.94)	(21.16)	25.84	(43.27)	287,794	0.74	0.74	1.13	—
For the Year Ended December 31, 2007
Class IA	52.57	0.60	—	2.43	3.03	(0.57)	(7.92)	—	(8.49)	(5.46)	47.11	5.90	3,909,045	0.49	0.49	1.01	96
Class IB	52.45	0.45	—	2.44	2.89	(0.42)	(7.92)	—	(8.34)	(5.45)	47.00	5.64	652,838	0.74	0.74	0.76	—
For the Year Ended December 31, 2006
Class IA	49.21	0.72	0.06	6.41	7.19	(0.71)	(3.12)	—	(3.83)	3.36	52.57	14.65(d)	4,498,001	0.49	0.49	1.27	97
Class IB	49.10	0.56	0.06	6.42	7.04	(0.57)	(3.12)	—	(3.69)	3.35	52.45	14.37(d)	758,802	0.74	0.74	1.02	—
For the Year Ended December 31, 2005
Class IA	45.72	0.66	—	3.72	4.38	(0.89)	—	—	(0.89)	3.49	49.21	9.62	4,787,612	0.50	0.50	1.21	91
Class IB	45.59	0.51	—	3.74	4.25	(0.74)	—	—	(0.74)	3.51	49.10	9.35	770,163	0.75	0.75	0.96	—
For the Year Ended December 31, 2004
Class IA	44.37	0.74	—	1.10	1.84	(0.49)	—	—	(0.49)	1.35	45.72	4.17	5,657,942	0.49	0.49	1.61	30
Class IB	44.29	0.64	—	1.08	1.72	(0.42)	—	—	(0.42)	1.30	45.59	3.91	718,293	0.74	0.74	1.36	—
Hartford Total Return Bond HLS Fund
For the Year Ended December 31, 2008
Class IA	11.15	0.62	—	(1.49)	(0.87)	(0.74)	—	—	(0.74)	(1.61)	9.54	(7.62)	3,167,919	0.49	0.49	5.54	173
Class IB	11.09	0.67	—	(1.55)	(0.88)	(0.71)	—	—	(0.71)	(1.59)	9.50	(7.85)	740,580	0.74	0.74	5.27	—
For the Year Ended December 31, 2007(e)
Class IA	11.24	0.60	—	(0.08)	0.52	(0.61)	—	—	(0.61)	(0.09)	11.15	4.67	3,458,709	0.49	0.49	5.27	223
Class IB	11.19	0.57	—	(0.09)	0.48	(0.58)	—	—	(0.58)	(0.10)	11.09	4.41	1,036,331	0.74	0.74	5.01	—
For the Year Ended December 31, 2006(e)
Class IA	11.27	0.55	—	(0.01)	0.54	(0.57)	—	—	(0.57)	(0.03)	11.24	4.80(d)	3,041,321	0.50	0.50	4.82	344
Class IB	11.20	0.51	—	—	0.51	(0.52)	—	—	(0.52)	(0.01)	11.19	4.54(d)	1,040,408	0.75	0.75	4.56	—
For the Year Ended December 31, 2005
Class IA	11.94	0.44	—	(0.14)	0.30	(0.88)	(0.09)	—	(0.97)	(0.67)	11.27	2.45	2,745,115	0.50	0.50	4.09	190
Class IB	11.86	0.43	—	(0.17)	0.26	(0.83)	(0.09)	—	(0.92)	(0.66)	11.20	2.19	1,068,600	0.75	0.75	3.84	—
For the Year Ended December 31, 2004
Class IA	12.32	0.40	—	0.12	0.52	(0.58)	(0.32)	—	(0.90)	(0.38)	11.94	4.62	2,507,021	0.50	0.50	3.72	164
Class IB	12.25	0.45	—	0.04	0.49	(0.56)	(0.32)	—	(0.88)	(0.39)	11.86	4.36	991,065	0.75	0.75	3.47	—

	— Selected Per-Share Data (#) —											— Ratios and Supplemental Data —

	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period	Total Return (a)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers (b)	Ratio of Expenses to Average Net Assets After Waivers (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate (c)
Hartford Value Opportunities HLS Fund
For the Year Ended December 31, 2008
Class IA	$15.42	$0.20	$—	$(6.50)	$(6.30)	$(0.26)	$(0.09)	$—	$(0.35)	$(6.65)	$8.77	(41.06)%	$200,913	0.64%	0.64%	1.42%	59%
Class IB	15.35	0.18	—	(6.47)	(6.29)	(0.22)	(0.09)	—	(0.31)	(6.60)	8.75	(41.21)	46,917	0.89	0.89	1.17	—
For the Year Ended December 31, 2007
Class IA	19.74	0.25	—	(1.48)	(1.23)	(0.25)	(2.84)	—	(3.09)	(4.32)	15.42	(6.29)	456,402	0.64	0.64	1.21	57
Class IB	19.64	0.22	—	(1.48)	(1.26)	(0.19)	(2.84)	—	(3.03)	(4.29)	15.35	(6.53)	122,159	0.89	0.89	0.96	—
For the Year Ended December 31, 2006
Class IA	18.93	0.25	0.01	3.14	3.40	(0.26)	(2.33)	—	(2.59)	0.81	19.74	19.02(d)	508,648	0.64	0.64	1.31	52
Class IB	18.83	0.21	0.01	3.11	3.33	(0.19)	(2.33)	—	(2.52)	0.81	19.64	18.73(d)	164,151	0.89	0.89	1.05	—
For the Year Ended December 31, 2005
Class IA	18.16	0.14	—	1.34	1.48	(0.26)	(0.45)	—	(0.71)	0.77	18.93	8.32	390,113	0.65	0.65	1.05	52
Class IB	18.06	0.09	—	1.33	1.42	(0.20)	(0.45)	—	(0.65)	0.77	18.83	8.05	151,960	0.90	0.90	0.79	—
For the Year Ended December 31, 2004
Class IA	15.33	0.13	—	2.75	2.88	(0.05)	—	—	(0.05)	2.83	18.16	18.87	259,593	0.67	0.67	1.10	80
Class IB	15.27	0.11	—	2.72	2.83	(0.04)	—	—	(0.04)	2.79	18.06	18.58	81,772	0.92	0.92	0.85	—

___________

(a)

The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.

(b)	Ratios do not reflect reductions for fees paid indirectly. Please see page 51.
(c)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	Total return without the inclusion of the Payment from (to) Affiliate, as noted on the Statement of Operations, can be found on page 52.
(e)	Per share amounts have been calculated using average shares method.
#	Information presented relates to a share outstanding throughout the indicated period.

FEES PAID INDIRECTLY

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follows:

Fund	Year ended December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006	Year ended December 31, 2005	Year ended December 31, 2004
Advisers HLS Fund
Class IA Shares	0.63%	0.63%	0.62%	0.64%	0.66%
Class IB Shares	0.88%	0.88%	0.87%	0.89%	0.91%
Capital Appreciation HLS Fund
Class IA Shares	0.66%	0.67%	0.66%	0.67%	0.67%
Class IB Shares	0.91%	0.93%	0.91%	0.92%	0.92%
International Growth HLS Fund
Class IA Shares	0.84%	0.82%	0.85%	0.86%	0.89%
Class IB Shares	1.09%	1.07%	1.10%	1.11%	1.14%
Money Market HLS Fund
Class IA Shares	0.42%	0.42%	0.48%	0.49%	0.48%
Class IB Shares	0.67%	0.67%	0.73%	0.74%	0.73%
SmallCap Value HLS Fund
Class IA Shares	0.95%	0.96%	0.97%	0.92%	0.92%
Class IB Shares	1.18%	1.21%	1.22%	1.17%	1.17%
Stock HLS Fund
Class IA Shares	0.48%	0.48%	0.47%	0.48%	0.48%
Class IB Shares	0.73%	0.73%	0.72%	0.73%	0.73%
Total Return Bond HLS Fund
Class IA Shares	0.49%	0.49%	0.49%	0.50%	0.50%
Class IB Shares	0.74%	0.74%	0.74%	0.75%	0.75%
Value Opportunities HLS Fund
Class IA Shares	0.64%	0.63%	0.64%	0.64%	0.66%
Class IB Shares	0.89%	0.88%	0.89%	0.89%	0.91%

PAYMENTS FROM AFFILIATE

The total return in the financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follow:

Fund	Impact from Payment from Affiliate for SEC Settlement for the Year Ended December 31, 2006	Impact from Payment from (to) Affiliate for Unrestricted Transfers for the Year Ended December 31, 2006	Total Return Excluding Payments from (to) Affiliate for the Year Ended December 31, 2006

Advisers HLS Fund IA	0.09%	_	10.61%
Advisers HLS Fund IB	0.09%	_	10.34%
Capital Appreciation HLS Fund IA	0.09%	_	16.52%
Capital Appreciation HLS Fund IB	0.09%	_	16.23%
International Growth HLS Fund IA	_	_	24.08%
International Growth HLS Fund IB	_	_	23.77%
Stock HLS Fund IA	0.11%	0.01%	14.53%
Stock HLS Fund IB	0.12%	0.01%	14.24%
Total Return Bond HLS Fund IA	_	_	4.80%
Total Return Bond HLS Fund IB	_	_	4.54%
Value Opportunities HLS Fund IA	0.01%	0.04%	18.97%
Value Opportunities HLS Fund IB	0.01%	0.05%	18.67%

FOR MORE INFORMATION

Two documents are available that offer further information on the Hartford HLS Funds:

Annual/Semi-Annual Report To Shareholders

Additional information about each fund is contained in the financial statements and portfolio holdings in the fund’s annual and semi-annual reports. In the fund’s annual report you will also find a discussion of the market conditions and investment strategies that significantly affected that fund’s performance during the last fiscal year, as well as the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

The SAI contains more detailed information on the funds.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The funds make available this prospectus, their SAI and annual/semi-annual reports free of charge, on the funds’ website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for a fund and/or the SAI or for shareholder inquiries or other information about the funds, please contact the funds at:

By Mail:

Hartford HLS Funds

c/o Individual Annuity Services

P.O. Box 5085

Hartford, CT 06102-5085

By Phone:

1-800-862-6668

On The Internet:

www.hartfordinvestor.com

In Person:

at the SEC’s Public Reference Room in Washington, DC

Information on the operation of the SEC’s public reference room may be obtained by calling 1-202-942-8090.

By Mail:

Public Reference Section

Securities and Exchange Commission

Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.

On the Internet or by E-Mail:

Internet: (on the EDGAR Database on the SEC’s internet site) www.sec.gov

E-Mail: publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBERS:

Hartford Series Fund, Inc. 811-08629

Hartford HLS Series Fund II, Inc. 811-04615